UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒ Filed by a Party other than the Registrant  ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

BRIXMOR PROPERTY GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
☒
No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026 Proxy **Statement**

Notice of Annual Meeting of Stockholders

BRIXMOR Property Group | BRX LISTED NYSE

March 11, 2026
Dear Fellow Stockholders:
Please join us for Brixmor Property Group Inc.’s Annual Meeting of Stockholders on Wednesday, April 22, 2026, at 9:00 a.m. (EDT). This year’s Annual Meeting will again be held in a virtual meeting format only. You will be able to attend the virtual Annual Meeting, vote, and submit questions by first registering at https://web.viewproxy.com/brixmor/2026 and then following the instructions that will be emailed to you. Please note that you must register no later than 11:59 p.m. (EDT) on April 20, 2026.
As in prior years, we are pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites the stockholders’ receipt of the materials, lowers the costs of the Annual Meeting, and conserves natural resources. A Notice of Internet Availability of Proxy Materials was sent to stockholders of record at the close of business on February 13, 2026. The notice contains instructions on how to access our proxy statement, 2025 annual report to stockholders, and Annual Report on Form 10-K for the year ended December 31, 2025, and how to vote online. If you would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the notice.
The matters to be acted upon at the Annual Meeting are described in detail in the accompanying notice of the Annual Meeting and the proxy statement. We may also report on other matters of current interest to our stockholders.
Please use this opportunity to contribute to our company by voting on the matters to come before this Annual Meeting. Stockholders who hold shares in their own name through our transfer agent, Computershare, can vote online or by telephone. To vote online or by telephone, follow the instructions contained on the following page. In addition, if you have requested or received a paper copy of the proxy materials, you can vote by completing, dating, signing, and returning the proxy card sent to you with the proxy materials. Voting online, by telephone, or by returning the proxy card does not deprive you of your right to attend the virtual Annual Meeting or to vote your shares at the virtual Annual Meeting. If you do attend the virtual Annual Meeting and wish to vote at that time, you may revoke your proxy at or prior to the virtual Annual Meeting.
Thank you for your continued support of Brixmor Property Group Inc.
Sincerely,

Brian T. Finnegan Chief Executive Officer and President	Sheryl M. Crosland Chair of the Board

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 1

>	PROXY VOTING METHODS
If at the close of business on February 13, 2026, you were a stockholder of record, you may authorize a proxy to vote in accordance with your instructions online, by telephone or, if you have requested or received a paper copy of the proxy materials by mail, or you may vote at the virtual Annual Meeting. For shares held through a broker, bank, or other nominee, you may authorize a proxy by submitting voting instructions to your broker, bank, or other nominee. To reduce our administrative and postage costs, we ask that you authorize a proxy online or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described on page 92 of the proxy statement.
If you are a stockholder of record and are voting by proxy, your proxy must be received by 11:59 p.m. (EDT) on April 21, 2026 to be counted.
To authorize a proxy if you are a stockholder of record:
ONLINE
Go to the website https://www.aalvote.com/BRX and follow the instructions, 24 hours a day, seven days a week.
You will need the control number included on your Notice of Internet Availability or proxy card in order to vote online.

BY TELEPHONE
From a touch-tone telephone, dial 1-866-804-9616 and follow the recorded instructions, 24 hours a day, seven days a week.
You will need the control number included on your Notice of Internet Availability or proxy card in order to vote by telephone.

BY MAIL	Mark your selections on the proxy card. Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the enclosed postage-paid envelope.
YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.
If you hold your shares in street name, you may also submit voting instructions to your broker, bank, or other nominee. In most instances, you will be able to do this online, by telephone, or by mail. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.
BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 2

>	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TIME	9:00 a.m. (EDT) on Wednesday, April 22, 2026
PLACE	This year’s Annual Meeting will again be held in a virtual meeting format only. You will be able to attend the virtual Annual Meeting by first registering at https://web.viewproxy.com/brixmor/2026. Please note that you must register no later than 11:59 p.m. (EDT) on April 20, 2026. You will receive a meeting invitation by e-mail with your unique link and password prior to the meeting date. Stockholders will be able to listen, vote, and submit questions during the virtual Annual Meeting. For important information about attending the virtual Annual Meeting, see “General Information—How do I attend and vote shares at the virtual Annual Meeting?”
ITEMS OF BUSINESS	1. To elect the nine directors named in this proxy statement to serve until our next annual meeting of stockholders and until their successors are duly elected and qualify.
2. To consider and vote on a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.
3. To consider and vote on a non-binding advisory resolution to approve the compensation paid to our named executive officers.

4.
To consider and vote on, on a non-binding advisory basis, a resolution determining the frequency of future non-binding advisory votes to approve the compensation paid to our named executive officers.

5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
RECORD DATE	You may vote at the Annual Meeting, or any adjournments or postponements thereof, if you were a stockholder of record at the close of business on February 13, 2026.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 3

VOTING BY PROXY	To ensure your votes are cast, you may authorize a proxy online, by telephone, or, if you have requested or received a paper copy of the proxy materials by mail, by completing, signing and returning your paper proxy card by mail. Internet and telephone voting procedures are described on the preceding page, in the General Information section beginning on page 88 of the proxy statement, and on the proxy card.
By Order of the Board of Directors, Steven F. Siegel Executive Vice President, General Counsel & Secretary
This Notice of Annual Meeting and proxy statement are being distributed or made available, as the case may be, on or about March 11, 2026.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 4

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 22, 2026:
Our proxy statement, 2025 annual report to stockholders, and Annual Report on Form 10-K for the year ended December 31, 2025 will be available at https://web.viewproxy.com/brixmor/2026 beginning on or about March 11, 2026. As permitted by the Securities and Exchange Commission (the “SEC”), the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record. All stockholders will have the ability to access our proxy statement, 2025 annual report to stockholders, and Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on February 9, 2026, on a website referred to in the Notice or to request a printed set of these materials at no charge. Instructions on how to access these materials online or to request a printed copy may be found in the Notice.
In addition, any stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to stockholders and will reduce the environmental impact of future annual meetings. A stockholder’s election to receive proxy materials by email will remain in effect until terminated by the stockholder.
BRIXMOR PROPERTY GROUP INC.
100 Park Avenue
New York, New York 10017
Telephone: (212) 869-3000
PROXY STATEMENT
Annual Meeting of Stockholders April 22, 2026 9:00 a.m. (EDT)
This proxy statement is being furnished by and on behalf of the Board of Directors of Brixmor Property Group Inc. in connection with the solicitation of proxies to be voted at the 2026 Annual Meeting of stockholders. This proxy statement and our 2025 annual report to stockholders will be available at https://web.viewproxy.com/brixmor/2026 beginning on or about March 11, 2026.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 5

>	TABLE OF CONTENTS
BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 6

>	PROXY STATEMENT SUMMARY
STOCKHOLDER VOTING MATTERS AND RECOMMENDATIONS
Proposal	Board Recommendation	Page
Proposal No. 1 – Election of Directors	For	13
Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm	For	39
Proposal No. 3 – Non-Binding Vote on Executive Compensation	For	42
Proposal No. 4 – Non-Binding Vote on Frequency of Stockholder Votes On Executive Compensation	One year	46

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 7

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN 2026
The following table provides information about the nine candidates who have been nominated for election to our Board of Directors. Additional information regarding each nominee’s specific experience, qualifications, attributes, and skills can be found under Proposal No. 1. Upon election, these directors will hold office until our next annual meeting of stockholders and until their successors are duly elected and qualify. These directors hold committee memberships and chair responsibilities as follows:
= Committee Chair = Committee Member Board Member	Age	Director Since	Committee Membership
			Audit	Compensation	Nominating & Corporate Governance
Brian T. Finnegan Chief Executive Officer and President, Brixmor Property Group Inc.	45	2026
Sheryl M. Crosland Chair of the Board Former Managing Director and Retail Sector Head, JP Morgan Investment Management	73	2016
Michael Berman Former Chief Financial Officer, GGP Inc.	68	2013
Julie Bowerman Former Chief Marketing Officer, Kellanova	57	2019
Thomas W. Dickson Former Chief Executive Officer, Harris Teeter Supermarkets, Inc.	70	2015
Daniel B. Hurwitz Founder and Chief Executive Officer, Raider Hill Advisors, LLC	61	2016
Sandra A.J. Lawrence Former Executive Vice President and Chief Administrative Officer, The Children’s Mercy Hospital and Clinics	68	2021
William D. Rahm Founder and Chief Executive Officer, Everview Partners, L.P.	47	2013
JP Suarez Former Executive Vice President, Regional Chief Executive Officer and Chief Administration Officer, Walmart International	62	2023

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 8

>	2025 BUSINESS OVERVIEW
In 2025, we continued to capitalize on the resilience of open-air retail and the strength of our nationally diversified portfolio to deliver consistent and meaningful growth, while enhancing long-term shareholder value. Supported by healthy consumer demand and the durable appeal of non-discretionary and value-oriented retailers, as well as consumer-oriented service providers, our disciplined strategy enabled us to advance our value creation initiatives and reinforce our position as a leading owner and operator of open-air retail centers.
Through our accretive reinvestment program, we repositioned and remerchandised assets to create thriving retail environments for the communities we serve. These efforts, combined with continued robust leasing, have strengthened our tenant credit profile, improved traffic, and created vibrant environments that meet evolving consumer preferences.
We also executed on external growth opportunities, selectively acquiring high-quality, value-add properties that further cluster our portfolio in thriving markets and broaden our tenant profile with elevated brands, while continuing to dispose of assets where value had been maximized. Our proactive capital recycling strategy ensures portfolio optimization, capital efficiency, and promotes long-term growth.
Our operational success is underpinned by a strong balance sheet, significant liquidity, and financial flexibility, enabling us to execute our balanced business plan with confidence.
The year 2025 also marked an important leadership and succession transition for us, as our Board appointed Brian T. Finnegan as our Chief Executive Officer and President and a director of our Board, effective January 1, 2026, following the retirement of James M. Taylor Jr. During his nearly ten-year tenure as Chief Executive Officer, the Company focused on transforming the portfolio, repositioning the balance sheet, and creating thriving retail centers that are the “centers of the communities we serve”. We extend our sincere gratitude for Jim’s exceptional leadership, vision, and contributions that helped shape our success over the past decade. Brian’s over 20 years of experience, expansive industry relationships, and demonstrated track record of operational success will guide us confidently into the next chapter of growth.
LaCenterra at Cino Ranch | Houston, TX

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 9

>	2025 BUSINESS HIGHLIGHTS
*
We define our operating metrics in the glossary of our Supplemental Disclosure for the quarter ended December 31, 2025, which is available on our website.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 10

>	CORPORATE GOVERNANCE
Our Board is committed to strong corporate governance practices and to conducting business according to the highest ethical standards. We believe we have structured our corporate governance in a manner that closely aligns our interests with those of our stakeholders. We have been recognized consistently for our outstanding corporate governance by Green Street, ranking first in the REIT sector for corporate governance, and ISS, receiving and maintaining the highest score of 1 in ISS’s Governance QualityScore category continuously in 2025.
Investor Engagement
Our focus on strong corporate governance expands to our commitment to transparent, high-quality disclosure and consistent investor engagement. We value the outlook and opinions offered by our investors and believe that ongoing dialogue is an important component of our governance practices. Through a strategic, proactive outreach program, we discuss business and industry trends and market conditions, our operational strategy and performance, our CR initiatives, and our governance practices. We share the feedback we receive with our Board of Directors, providing them with valuable insight into stakeholder views about Brixmor.
In general, we engage with our investors through a mix of in-person and telephonic meetings, conferences, and property tours. In 2025, we had approximately 600 equity and fixed income investor touchpoints and connected with the majority of our actively managed investors. We supplement traditional outreach methods with videos and social media, providing additional avenues to showcase our ongoing portfolio transformation.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 11

CORPORATE GOVERNANCE DOCUMENTS & DISCLOSURES
Additional information can be found on our website as indicated below.
Website Location	Available Documents
“Investors”
“Leadership & Governance” https://investors.brixmor.com/corporate-profile/
Information on our Board of Directors and related governance documents including:
•
Board committee composition and committee charters

•
Corporate governance guidelines

•
Code of business conduct & ethics

•
Corporate policies

•
Supplier code of conduct

“Financial Info” https://investors.brixmor.com/corporate-profile/	Financial disclosures including, but not limited to: • Annual report, Form 10-K, and certain other SEC filings • Quarterly supplementals
“Corporate Responsibility”
https://www.brixmor.com/corporate-responsibility	Detailed disclosure regarding our corporate responsibility strategy, goals, performance, and achievements including: • Corporate responsibility reports • EEO-1 report
Information on our website is not incorporated by reference herein and is not a part of this proxy statement.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 12

>	PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Nine nominees will be proposed for election as directors at the Annual Meeting to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualify. Our nominees were selected by the Board, based on the recommendation of the Nominating and Corporate Governance Committee. All nine nominees currently serve on our Board and eight of the nine qualify as independent directors. All of the nominees are willing to serve as directors but if any of them should decline or be unable to act as a director then the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of a substitute nominee selected by our Board, unless the Board alternatively acts to reduce the size of the Board or maintain a vacancy on the Board in accordance with our bylaws.
CHARACTERISTICS OF BOARD OF DIRECTOR NOMINEES
8/9	61	8
Independent directors	Average director age	Average director tenure (in years)
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN 2026
We believe that each of our director nominees possesses the professional and personal qualifications necessary for effective service as a director and, that together, our directors have a complementary balance of knowledge, experience, and capabilities that will best serve the Company and its stakeholders. We also believe that each nominee has a reputation for integrity, adherence to the highest ethical standards, sound business judgment, and willingness to represent the long-term interests of our stakeholders. The following chart provides a summary of the director nominees’ skills and core competencies.
BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 13

	Brian T. Finnegan	Sheryl M. Crosland	Michael Berman	Julie Bowerman	Thomas W. Dickson	Daniel B. Hurwitz	Sandra A.J. Lawrence	William D. Rahm	JP Suarez
Leadership Expertise
Chief Executive Officer	✔	—	—	—	✔	✔	✔	—	✔
Other Current or Past Public Company Board	—	—	✔	✔	✔	✔	✔	✔	✔
Non-Profit Executive or Board Member	✔	✔	—	✔	✔	✔	✔	✔	✔
Financial Expertise
Chief Financial Officer	—	—	✔	—	—	—	✔	—	—
Investment / Financial	—	✔	✔	—	✔	✔	✔	✔	✔
Private Equity	—	—	—	✔	—	✔	—	✔	—
Other Professional Expertise
Industry Expertise
Real Estate	✔	✔	✔	—	✔	✔	✔	✔	✔
Construction / Redevelopment	✔	✔	✔	—	✔	✔	✔	—	✔
Retail / Omnichannel Retail	✔	—	—	✔	✔	✔	—	—	✔
Operational Expertise
Data, Predictive, or Advanced Analytics	✔	—	—	✔	✔	—	✔	—	✔
Consumer / Marketing	✔	—	—	✔	✔	—	✔	—	✔
Human Capital	✔	—	✔	—	✔	✔	✔	—	✔
Operations	✔	—	—	—	✔	✔	✔	—	✔
Legal	—	—	✔	—	—	—	—	✔	✔
Corporate Responsibility	✔	—	✔	✔	✔	✔	✔	—	✔
Risk Management	✔	—	✔	—	✔	✔	✔	—	✔
Cybersecurity / Data Protection / Artificial Intelligence	✔	—	✔	—	—	—	✔	—	✔
Other Information
Board Tenure (years)	1*	10	13	7	11	10	5	13	3
Number of Other Public Company Boards	—	—	1	1	—	—	3	—	1
Number of Other Public Company Board Committee Chairs	—	—	1	—	—	—	2	—	—
Gender Diversity	—	✔	—	✔	—	—	✔	—	—
Member of an Underrepresented Community	—	—	—	—	—	—	✔	—	✔
* Beginning January 1, 2026.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 14

The biographical description below includes the specific experience, qualifications, attributes, and skills that led to the conclusion by the Board that each director nominee should serve as a director. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of Securities” below.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 15

>	DIRECTOR NOMINEES
Brian T. Finnegan Age 45 Director Since 2026

Professional Highlights
•
Brixmor Property Group, Inc.

January 2026 to Present: Chief Executive Officer and President
October 2025 to December 2025, April 2024 to May 2024: Interim Chief Executive Officer and President
2024 to 2025: President, Chief Operating Officer
2023 to 2024: Senior Executive Vice President, Chief Operating Officer
2020 to 2023: Executive Vice President, Chief Revenue Officer
2014 to 2020: Executive Vice President, Leasing
2004 to 2014: Various leasing, redevelopment, asset management and leadership roles

Other Leadership and Experience
•
ICSC Board of Trustees, 2026

•
Chair, ICSC Foundation Board of Directors, 2026

•
Vice Chair, ICSC Foundation Board of Directors, 2023-2025

Education and Qualifications
•
B.A., Duquesne University

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Finnegan’s more than 20 years of experience with the Company, including his extensive leadership roles across operations, leasing and executive management.

Sheryl M. Crosland Age 73 Director Since 2016 Board Chair	Committee Membership • Audit

Professional Highlights
•
JP Morgan Investment Management Global Real Assets Group

1998 to 2014: Managing Director and Retail Sector Head
1984 to 1998: Various positions
Education and Qualifications
•
Master of Science in Industrial Management, Georgia Institute of Technology

•
B.S., Furman University

•
Certified public accountant

Other Leadership and Experience • Former Donahue Schriber Realty board member • Former Edens Investment Trust board member

Reasons for Nomination
In determining that she should serve as a director, our Board considered Ms. Crosland’s extensive experience in the real estate industry, in particular her familiarity with real estate investment, ownership, and operational experience.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 16

Michael Berman Age 68 Director Since 2013	Committee Memberships • Audit • Nominating & Corporate Governance

Professional Highlights
•
GGP Inc.

2011 to 2018: Chief Financial Officer and Executive Vice President
•
Equity LifeStyle Properties (formerly Manufactured Home Communities)

2003 to 2011: Executive Vice President and Chief Financial Officer
•
New York University Real Estate Institute

2003: Associate Professor
Education and Qualifications
•
M.B.A., Columbia University Graduate School of Business

•
J.D., Boston University School of Law

•
B.A., Binghamton University

Other Current Public Company Boards
•
Champion Homes, Inc. (formerly Skyline Champion Corp.) – Chair of the Audit Committee and member of the Governance and Nominating Committee

Other Prior Public Company Boards
•
Captivision Inc.

•
Jaguar Global Growth Corporation I

•
Mack-Cali Realty Corporation

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Berman’s extensive experience in the real estate and financial industries, including the retail property sector in particular, and his familiarity with financial reporting and accounting matters.

Julie Bowerman Age 57 Director Since 2019	Committee Membership • Nominating & Corporate Governance (Chair)

Professional Highlights
•
Kellanova

2023 to 2026: Chief Marketing Officer
•
Kellogg Company

2021 to 2023: Chief Marketing and Ecommerce Officer
2019 to 2021: Chief Global Digital Consumer and Customer Experience Officer
•
Hain Celestial Group, Inc.

2017 to 2019: Senior Vice President, Digital Engagement and eCommerce
•
The Coca-Cola Company

2015 to 2017: Global Vice President, eCommerce, Shopper Marketing and Digital
2013 to 2015: Vice President and General Manager, eCommerce, North America
1994 to 2013: Various positions

Other Current Public Company Boards
•
The Middleby Corporation – Member of the Nominating and Corporate Governance Committee

Education and Qualifications
•
M.A., Advertising, Michigan State University

•
B.A., Communications, University of Dayton

Reasons for Nomination
In determining that she should serve as a director, our Board considered Ms. Bowerman’s extensive experience in physical and digital commerce, marketing, omni channel sales, and consumer products businesses.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 17

Thomas W. Dickson Age 70 Director Since 2015	Committee Membership • Compensation

Professional Highlights
•
Harris Teeter Supermarkets Inc.

2006 to 2014: Chief Executive Officer and Chairman of the Board
1997 to 2006: Chief Executive Officer
1996 to 1997: Executive Vice President
1994 to 1996: President, American & Efird, Inc. (Harris Teeter’s former A&E subsidiary)
1991 to 1994: Executive Vice President, American & Efird, Inc.
Education and Qualifications
•
B.A. and M.B.A., The University of Virginia

Other Prior Public Company Boards • Conagra Brands, Inc. • Dollar Tree, Inc. • The Pantry, Inc.

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Dickson’s extensive operational experience and expertise in the supermarket grocery business, his broad real estate knowledge, and his substantial public company Board experience.

Daniel B. Hurwitz Age 61 Director Since 2016	Committee Membership • Compensation

Professional Highlights
•
Raider Hill Advisors, LLC

2015 to present: Founder and Chief Executive Officer
•
Brixmor Property Group

2016: Interim Chief Executive Officer and President
•
DDR Corp.

2010 to 2014: Chief Executive Officer
1999 to 2010: Various other executive positions
Education and Qualifications
•
Wharton School of Business Management Program, University of Pennsylvania

•
B.A., Colgate University

Other Leadership and Experience
•
Former ICSC Chairman

•
Former Nareit Executive Board, Advisory Board of Governors, and Governance Council member

Other Prior Public Company Boards
•
Boscov’s Department Stores, Inc.

•
CubeSmart

•
DDR Corp.

•
GGP Inc.

•
Sonae Sierra Brasil, SA

•
WeWork Inc.

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Hurwitz’s extensive management experience as chief executive officer of another publicly-traded REIT and interim Chief Executive Officer of the Company, his extensive experience with shopping centers, and his extensive experience as a director of other public real estate companies.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 18

Sandra A.J. Lawrence Age 68 Director Since 2021	Committee Membership • Audit (Chair)

Professional Highlights
•
The Children’s Mercy Hospital and Clinics

2016 to 2019: Executive Vice President and Chief Administrative Officer
2005 to 2016: Chief Financial Officer
Education and Qualifications
•
M.B.A., Harvard Business School

•
M.Arch., Massachusetts Institute of Technology

•
B.A., Psychology, Vassar College

Other Current Public Company Boards
•
Evergy, Inc. – Chair of the Compensation and Leadership Development Committee and member of the Operations and Nuclear Committee

•
Macquarie Mutual Funds Trust – Member of Investments, Compliance and Nominating and Corporate Governance Committees

•
Sera Prognostics, Inc. – Chair of the Audit Committee

Other Prior Public Company Boards
•
American Shared Hospital Services

Reasons for Nomination
In determining that she should serve as a director, our Board considered Ms. Lawrence’s extensive leadership experience, financial and corporate governance expertise, and her public company board experience, as well as her senior role in a diverse range of organizations.

William D. Rahm Age 47 Presiding Independent Director Since 2013	Committee Memberships • Compensation (Chair) • Nominating & Corporate Governance

Professional Highlights
•
Everview Parters, LP

2025 to present: Founder and Chief Executive Officer
•
Centerbridge Partners, L.P.

2006 to 2024: Senior Managing Director and member of Management and Investment Committees
•
The Blackstone Group L.P.

2000 to 2006: Real Estate Private Equity Group
Education and Qualifications
•
M.B.A., Harvard Business School

•
J.D., Harvard Law School

•
B.A., Yale College

Other Leadership and Experience
•
Co-Chair of the New York City Regional Economic Development Council

Other Prior Public Company Boards
•
Extended Stay America, Inc.

•
Radius Global Infrastructure, Inc.

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Rahm’s extensive experience in real estate and investments and his significant understanding of issues and risks that affect the Company.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 19

JP Suarez Age 62 Director Since 2023	Committee Memberships • Audit

Professional Highlights
•
Walmart International

2018 to 2023: Executive Vice President, Regional Chief Executive Officer and Chief Administration Officer and member of Executive Committee
•
Walmart Inc.

2015 to 2018: Executive Vice President and President of the Realty Division
2004 to 2015: In various positions of increasing responsibility
•
U.S. Environmental Protection Agency

2002 to 2004: Assistant Administrator, Office of Enforcement and Compliance Assurance
Education and Qualifications
•
J.D., University of Pennsylvania Law School

•
B.A., Tufts University

Other Current Public Company Boards
•
EPR Properties – Member of the Audit and Nominating/Company Governance Committees

Other Leadership and Experience
•
ICSC Chairman, 2026

•
ICSC Vice Chairman, 2025

Other Prior Public Company Boards
•
Massmart, Inc.

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Suarez’s established leadership abilities, significant retail, real estate and legal expertise, and his breadth of experience in strategy, talent development and performance management across a large, global retail organization.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 20

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
The business and affairs of the Company are managed under the direction of our Board, as provided by Maryland law, and the Company conducts its business through meetings of the Board and its three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.
We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance include:
•
Our Board is 89% independent.

•
Our Board has an independent Chair and a Presiding Independent Director;

•
Our Board is not classified and each of our directors is subject to re-election annually, and we will not classify our Board in the future without the approval of our stockholders;

•
Our directors may be removed by a vote of a majority of the votes entitled to be cast and our Board may not increase the vote required to remove a director without stockholder approval;

•
We have opted out of the Maryland Unsolicited Takeover Act (known as MUTA) and the Maryland business combination and control share acquisition statutes, and in the future will not opt in without stockholder approval;

•
We do not have a stockholder rights plan/poison pill, and we will not adopt a stockholder rights plan/poison pill in the future without stockholder approval;

•
Our directors are elected by a vote of a majority of votes cast in uncontested elections, and in the event that an incumbent director fails to receive a majority of votes cast in an uncontested election, such incumbent director is required to submit his or her resignation to the Board, which will decide what action to take on the resignation, and the decision will be publicly disclosed;

•
We have fully independent Audit, Compensation, and Nominating and Corporate Governance Committees, and our independent directors meet regularly in executive sessions without the presence of our corporate officers and/or non-independent directors;

•
Our Board has an “ad hoc” investment committee which approves any individual transaction with a value between $50 million and $150 million (or $200 million for any transaction that involves multiple assets in a single transaction) (with full Board approval required for transactions above such limits);

•
We maintain a program of continuing education on relevant topics for our directors in order to optimize their service on the Board;

•
All members of our Audit Committee are “financial experts” as defined by applicable SEC regulations;

•
We restrict the number of other public company boards that our directors can serve on to four, including our Board, and also restrict the number of public company board audit committees that our directors can serve on to three, including the Audit Committee of our Board, to mitigate risks of director overcommitments, and all of our directors are in compliance with these restrictions;

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•
The Nominating and Corporate Governance Committee annually evaluates each director’s prior service on and contributions to our Board, including consideration of each director’s job responsibilities, service on other public company boards, and leadership positions on such boards prior to recommending a director or nominee for election to our Board;

•
We have adopted an insider trading policy (which is filed as an exhibit to our Annual Report on Form 10-K) governing the trading in our securities by directors, executive officers and certain other employees that is designed to promote compliance with insider trading laws, rules and regulations and applicable NYSE standards, and transactions by us in our own securities are monitored by internal and external legal counsel for compliance with applicable securities laws;

•
Our executive officers and directors are prohibited from pledging or hedging our securities;

•
We have adopted proxy access pursuant to which stockholders owning at least 3% of our common stock continuously for at least three years may nominate the greater of up to 20% of the Board or two directors; and

•
Stockholders have the right to amend, alter, or repeal our bylaws, or adopt new bylaws, at a duly called meeting of stockholders by a vote of a majority of the votes entitled to be cast.

OUR COMMITMENT TO BOARD REFRESHMENT
We believe the quality, focus, and diversity of skills and experience on our Board have been a key driver of the Company’s success and that the strength of our Board is a competitive advantage. Our Nominating and Corporate Governance Committee believes that maintaining this advantage requires planning for Board refreshment and succession continually and strategically to allow us to target a mix of experience and fresh perspectives to support the Company’s long-term success.
The Nominating and Corporate Governance Committee considers, on an ongoing basis, whether the addition of new directors could further enhance the Board’s overall composition and effectiveness. We have not adopted arbitrary refreshment policies, like a mandatory retirement age or term limits, because the Board recognizes the importance of directors who have developed, through valuable experience and knowledge over time, an increasing insight into the Company and its operations. Instead, in considering Board refreshment and succession planning, the Nominating and Corporate Governance Committee considers, among other things, its assessment of the skills the Board currently needs and will need in the future, its assessment of the degree to which the current directors satisfy these skills, feedback from annual Board, committee and director evaluations (which address individual director contributions), director time commitments, and expectations of upcoming Board vacancies. The Nominating and Corporate Governance Committee also considers Board leadership as part of its refreshment and succession planning. These considerations are undertaken both in anticipation of vacancies and as part of the Committee’s ongoing evaluation of the Board as a whole. The Nominating and Corporate Governance Committee undertakes this review annually, as well as in connection with any changes to our Board. While there is no formal policy on the rotation of the members or chairs of the committees, the Nominating and Corporate Governance Committee considers and review the committee members and chairs annually.

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Our Nominating and Corporate Governance Committee’s effective approach to refreshment has resulted in the appointments of  (i) Ms. Crosland as Chair of the Board, (ii) Ms. Lawrence as the chair of the Audit Committee, and (iii) Mr. Suarez, a global business leader with over 30 years of executive experience at Walmart International and Walmart, Inc., as a director, which addressed, among other things, the Board’s strategic goal of strengthening its retail expertise. In addition, the Board benefits from Mr. Finnegan’s fresh perspective as a new director and as our recently appointed Chief Executive Officer, informed by his extensive experience with the Company and industry.
In identifying Board candidates, the Nominating and Corporate Governance Committee solicits input from a variety of sources, including existing directors, senior management, and executive search firms, to identify candidates that will best contribute to the Board.
DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS
Under our Corporate Governance Guidelines and New York Stock Exchange (“NYSE”) rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries.
Our Corporate Governance Guidelines define independence in accordance with the independence definition in the NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually.
In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board will determine, considering all relevant facts and circumstances, whether such relationship is material.
The Nominating and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that each of Messrs. Berman, Dickson, Hurwitz, Rahm, and Suarez and Mses. Bowerman, Crosland, and Lawrence is independent for purposes of all applicable NYSE standards, including with respect to committee service. Our Board has also determined that each of Messrs. Berman and Suarez and Mses. Crosland and Lawrence is “independent” for purposes of Section 10A(m)(3) of the Exchange Act related to audit committees, and each of Messrs. Dickson, Hurwitz and Rahm is “independent” for purposes of Section 10C(b) of the Exchange Act related to compensation committees.
In making its independence determinations, the Board considered and reviewed all information known to it (including information identified through annual directors’ questionnaires).
BOARD STRUCTURE
Our Board is led by the Chair, which is purposely separate from the Chief Executive Officer position. Accordingly, Ms. Crosland, an independent director, serves as Chair, while Mr. Finnegan serves as our Chief Executive Officer. Our Board believes that this structure is appropriate corporate governance for us at this time and best encourages the free and open dialogue of competing views while providing for strong checks and balances. Additionally, our independent Chair’s attention to Board and committee matters allows the Chief Executive Officer to focus more specifically on overseeing the Company’s day to day operations and long-term strategic planning. If in the future the Board, after considering relevant facts and

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circumstances at that time, appoints the Chief Executive Officer as Chair, we will promptly publicly disclose such appointment.
The Chair has the power to call meetings of the Board or Board committees, to preside over meetings of the Board, and to call special meetings of stockholders and approve certain administrative matters related to any such special meetings of stockholders. The Chair regularly engages with the Chief Executive Officer, chairs of Board committees, and other members of the Board regarding issues related to Board structure.
The Nominating and Corporate Governance Committee annually reviews committee chair tenures and the composition of Board committees, but the Board does not maintain a formal mandatory rotation policy, as it believes the flexibility provided by this approach is currently in the best interests of the Company and its stockholders.
All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members, and the annual meeting of stockholders. During the year ended December 31, 2025, the Board held seven meetings. All of our directors attended at least 75% of the aggregate of the meetings of the Board and the Committees on which they serve, except for Mr. Taylor, who attended less than 75% of the total meetings of the Board as a result of his medical leave. All nine of our directors then on the Board attended the 2025 virtual Annual Meeting of Stockholders.
PROXY ACCESS
Our bylaws provide for proxy access, thereby giving our stockholders an even greater voice in director elections. A stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, may include in our proxy materials director nominees constituting up to the greater of 20% of the number of directors on the Board or two directors, provided that the stockholder(s) and the nominees satisfy the eligibility requirements in our bylaws. There are no qualifying stockholder nominations for inclusion in this proxy statement.

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BOARD COMMITTEES
AUDIT COMMITTEE

Requirements:
•
All members are “independent,” in accordance with the Committee’s charter and the applicable NYSE listing standards related to Boards of Directors in general and audit committees in particular

•
Each of the members of the Audit Committee is “financially literate” within the meaning of the NYSE listing standards

•
In addition, our Board has determined that each of the members of the Audit Committee qualifies as an audit committee financial expert as defined by applicable SEC regulations

•
Ms. Lawrence’s qualification is based on, among other things, her over ten years of experience as Chief Financial Officer of a not-for-profit research technology company and a children’s hospital, and her experience serving on public company audit committees

•
Mr. Berman’s qualification is based on, among other things, his more than 15 years of experience as a Chief Financial Officer of two public real estate companies, and his experience serving on public company audit committees

•
Ms. Crosland’s qualification is based on, among other things, her education as a certified public accountant, her more than 30 years of experience in real estate investment management, and her experience serving on private real estate company audit committees

•
Mr. Suarez’s qualification is based on, among other things, his long career at Walmart International and Walmart Inc., including his service as Regional Chief Executive Officer and Chief Administration Officer, in which role he oversaw the preparation of financial statements and the accounting function

Duties and responsibilities:
•
Carries out the responsibilities and duties delegated to it by the Board, including oversight of our financial reporting policies, our internal controls, and our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes

•
Selects our independent registered public accounting firm and reviews and evaluates its qualifications, performance, independence and compensation

•
Reviews and pre-approves the audit and non-audit services and the payment of compensation to the independent registered public accounting firm

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•
Reviews reports and material written communications between management and the independent registered public accounting firm, including with respect to major issues regarding the Company’s internal controls

•
Reviews and discusses with management and the independent registered public accounting firm our annual audited financial statements, including our critical audit matters, and quarterly financial statements prior to inclusion in our Annual Report on Form 10-K or other public dissemination in accordance with applicable rules and regulations of the SEC

•
Reviews and oversees the Company’s risk management policies and procedures (see “Oversight of Risk Management” below) and reviews and discusses with management and the independent registered public accounting firm our guidelines and policies with respect to risk assessment and risk management

•
Reviews and oversees the work of our internal audit function

•
Reviews and oversees the Company’s information technology, cybersecurity and risk exposures, including risks related to the use of artificial intelligence technologies, and provides oversight of management’s preparedness for and response to cyber-attacks

•
Oversees the Company’s policies and practices with respect to publicly disclosed non-GAAP measures

•
Oversees the adequacy and effectiveness of the Company’s controls related to the reliability of the Company’s publicly disclosed quantitative environmental and social measures

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COMPENSATION COMMITTEE

Requirements:
•
All members are “independent,” in accordance with the Committee’s charter and the applicable NYSE listing standards related to Boards of Directors in general and compensation committees in particular

Duties and responsibilities:
•
Establishes and reviews the overall compensation philosophy of the Company

•
Reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers, including annual performance objectives, if any

•
Evaluates the performance of the Chief Executive Officer in light of these corporate goals and objectives and, either as a committee or together with the other independent Directors (as directed by the Board), reviews and approves the annual salary, bonus, equity-based incentives, and other benefits, direct and indirect, of the Chief Executive Officer

•
Recommends equity ownership guidelines for non-employee directors and executive officers to the Board

•
Reviews and approves, or makes recommendations to the Board, on the annual salary, bonus, equity-based incentives, and other benefits, direct and indirect, of the other executive officers

•
Reviews and approves, or makes recommendations to the Board with respect to, all incentive compensation and equity-based plans and awards granted thereunder, including those plans that are subject to the approval of the Board and any plans that are not otherwise subject to the approval of the Company’s stockholders

•
Establish and administer the Company’s “clawback” policy for compensation based on financial results of the Company, in accordance with NYSE rules, any applicable rules and regulations of the SEC and any other applicable laws regarding clawback policies

•
Oversees the activities of the individuals responsible for administering all incentive compensation and equity-based compensation plans

•
Reviews and monitors all employee retirement, profit sharing, and benefit plans of the Company

•
Reviews the preparation of the Compensation Discussion and Analysis and determines whether or not to recommend to the Board that the Compensation Discussion and Analysis be included in our annual proxy statement or Annual Report on Form 10-K in accordance with applicable rules and regulations of the SEC

•
Performs an annual risk review of the Company’s compensation policies and practices

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Additional items of note:
The charter of the Compensation Committee permits the committee to delegate any or all of its authority to one or more subcommittees and to delegate to one or more officers of the Company the authority to make awards to any non-Section 16 officer of the Company under the Company’s incentive-compensation or other equity-based plan, subject to compliance with the plan and the laws of the state of the Company’s jurisdiction.
The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable.
In 2025, James M. Taylor Jr., our former Chief Executive Officer, participated in discussions and deliberations with the Compensation Committee regarding determinations of annual cash and equity incentive awards for our executive officers. Specifically, he made recommendations to the Compensation Committee regarding executive salaries, equity awards, performance targets used under our annual bonus plan, and amounts of annual cash incentive awards. Mr. Taylor did not participate in deliberations regarding his own compensation. With respect to 2025 bonuses, Mr. Finnegan made recommendations to the Compensation Committee.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Requirements:
•
All members are “independent,” in accordance with the Committee’s charter and applicable NYSE listing standards

Duties and responsibilities:
•
Oversees and advises the Board on corporate governance matters, including corporate governance policies and compliance with applicable legal and regulatory governance requirements

•
Establishes the criteria for the selection of new directors

•
Identifies, evaluates and recommends to the Board individuals to be nominated as directors, including those recommended by stockholders

•
Conducts all necessary and appropriate inquiries into the backgrounds and qualifications of possible Board candidates

•
Considers questions of independence and possible conflicts of interest of members of the Board and executive officers

•
Oversees the evaluation of the Board, its committees, individual directors and management

•
Recommends members of the Board to serve on the committees of the Board and, where appropriate, recommends the removal of any member of any committee

•
Monitors and oversees Board of Directors and Chief Executive Officer succession planning

•
Oversees the Company’s activities relating to corporate social responsibility and sustainability matters and the external reporting thereof, and reviews and assists in developing the Company’s policies related to such matters

•
Oversees the Company’s policies relating to human capital matters, such as employee engagement and culture

•
The Chair assists in administering restrictions in the Corporate Governance Guidelines relating to limits on director time commitments, such as membership on other boards

OVERSIGHT OF RISK MANAGEMENT
The Board oversees risk management related to us and our business and regularly receives detailed financial and operational updates from management. Oversight for certain specific risks falls under the responsibilities of our Board committees.
The Board has delegated to the Audit Committee the responsibility to review and oversee: (i) the Company’s guidelines and policies to identify, assess, manage, mitigate, and monitor significant business risks of the Company, including financial, operational, information

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technology (including artificial intelligence technologies), cybersecurity, privacy, business continuity, legal, regulatory, and reputational risks; and (ii) management’s risk assessment, mitigation, and monitoring decisions, practices, and activities, including the steps management has taken to monitor and control the Company’s major financial risk exposures. The Audit Committee considers short-term, medium-term, and long-term risks in exercising its review and oversight responsibilities and considers the immediacy of the risk in assessing mitigation strategies.
The Audit Committee generally reassesses our risk profile annually or more frequently when circumstances warrant. The Audit Committee typically receives quarterly presentations that involve the participation of members of management from the finance, information technology, internal audit, and legal functions, as well as external experts as appropriate. The Company’s General Counsel, who is the Company’s Chief Compliance Officer and reports directly to the Chief Executive Officer, as well as other members of management with oversight of the Company’s public risk disclosures, participate in these presentations.
The Board has delegated to the Compensation Committee the responsibility to review and oversee risks related to our compensation program, including evaluating appropriate incentives relating to the compensation of our executives and employees. On an annual basis the Compensation Committee engages with senior management to evaluate potential risks related to compensation policies and practices applicable to all employees and the Company’s management of such risks.
The Nominating and Corporate Governance Committee focuses on risks associated with Board and management succession planning, corporate governance, Board effectiveness, and public policy matters, including political and charitable contributions. The Nominating and Corporate Governance Committee also supports the Board in identifying and overseeing risks associated with corporate responsibility, sustainability, and human capital matters.
Our Board and Board committees regularly receive presentations from management on risks to the business, including the risks described above. In addition, each of the Board committees regularly advise the full Board of their risk oversight activities.
ARTIFICIAL INTELLIGENCE
We recognize the potential of artificial intelligence and seek to harness its benefits while remaining committed to its responsible and ethical use within our business. In support of this, we have adopted an Artificial Intelligence (AI) Policy (our “AI Policy”) that aims to provide guidance, rules and best practices for the responsible and ethical use of artificial intelligence by our employees and outlines the requirements that employees must follow when using artificial intelligence technologies, including the evaluation of security risks and the protection of confidential or proprietary data. We also evaluate the use of artificial intelligence by our vendors in relation to services that they provide to us as part of our AI Policy. In addition, our AI Development & Deployment Policy (together with the AI Policy, the “AI Policies”) outlines our approach to responsibly develop and deploy artificial intelligence technologies, sets forth oversight and reporting responsibilities and functions and establishes processes to address cybersecurity incidents resulting from the deployment of artificial intelligence technologies. Our AI Policies are intended to be flexible enough to keep pace with emerging opportunities, challenges and risks, as well as the evolving regulatory environment.
The Audit Committee reviews and oversees risks related to the use of artificial intelligence technologies as part of its overall information technology and cybersecurity oversight. As part of this oversight, the Audit Committee receives updates from management on artificial

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intelligence-related developments to ensure alignment with the Company’s broader business strategy, which are also reported to the Board from time to time.
CYBERSECURITY
We are committed to cybersecurity and vigilantly protecting all Company resources and information from unauthorized access. We employ dedicated cybersecurity personnel, led by our Chief Information Officer, to focus on preventing, identifying, and detecting cybersecurity risks, including risks related to our third-party vendors. Our Chief Information Officer reports to our Chief Financial Officer. The Audit Committee, which consists solely of independent directors, is responsible for overseeing cybersecurity risks, and management provides the Audit Committee with updates on our cybersecurity program at least quarterly.
Please see our Annual Report on Form 10-K for the year ended December 31, 2025 for more information on our processes and procedures for addressing and managing cybersecurity risks. As of December 31, 2025, we have not had any known instances of material cybersecurity incidents, including third-party incidents, during any of the prior three fiscal years.
POLITICAL AND CHARITABLE CONTRIBUTIONS
Our Nominating and Corporate Governance Committee oversees the Company’s political and charitable contributions. In order to facilitate informed decision-making and accountability with respect to the Company’s political and charitable contributions, the Nominating and Corporate Governance Committee has adopted Political and Charitable Contributions Guidelines that apply to contributions or expenditures of corporate funds to various political entities (including political candidates and parties and political action committees) and charitable organizations. Contributions exceeding certain thresholds set forth in these guidelines must be approved by the Nominating and Corporate Governance Committee and all contributions are required to be reported quarterly to the Nominating and Corporate Governance Committee. We did not make any contributions to political candidates, parties or political action committees in 2025.
BOARD ORIENTATION AND EDUCATION
We provide an orientation program to any new director, including briefings and materials on our strategy, business, industry, and governance policies and practices. We also provide continuing education for all directors, including through Board and committee presentations by third parties and opportunities to participate in external board education programs. As an example, during 2025, the Board received a presentation from the Telsey Advisory Group regarding the potential impact of tariffs on retailers.
COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES
Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines. These Corporate Governance Guidelines are reviewed from time to time by the Board and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the Board.
Our Corporate Governance Guidelines, our Audit, Compensation, and Nominating and Corporate Governance Committee charters, and other corporate governance information are available on Leadership & Governance tab on the Investors section of our website at https://investors.brixmor.com/corporate-profile. Any stockholder may also request these documents in print, without charge, by contacting the Secretary at Brixmor Property Group Inc., 100 Park Avenue, New York, New York 10017.

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EXECUTIVE SESSIONS
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. In accordance with our Corporate Governance Guidelines, the independent directors have elected Mr. Rahm from among themselves to serve as the Presiding Independent Director to call and preside at executive sessions. The Audit and Compensation Committees also meet regularly in executive sessions.
STOCK OWNERSHIP GUIDELINES
The Board has implemented stock ownership guidelines, which are included in our Corporate Governance Guidelines referenced above. The Board may, in its sole discretion, grant exceptions to the guidelines outlined below.
GUIDELINES FOR SENIOR OFFICERS
•
Our Chief Executive Officer, Chief Financial Officer, and each Executive Vice President are expected to own common stock or common stock equivalents equal in market value to a specified multiple of his or her annual base salary as outlined below:

6x	4x	3x	1.5x
Multiple of base salary	Multiple of base salary	Multiple of base salary	Multiple of base salary
Chief Executive Officer	Chief Financial Officer	Other NEOs	Other Executive Vice Presidents

•
New officers that are subject to the ownership guidelines are expected to be in compliance by the fifth anniversary of their appointment to the position that results in application of the ownership guidelines

•
Each of our named executive officers is currently in compliance with their respective ownership guideline.

GUIDELINES FOR INDEPENDENT DIRECTORS
•
Each independent director is expected to own common stock or common stock equivalents equal in market value to five times the cash portion of such independent director’s annual Board fee for the preceding year (exclusive of committee or chair fees) within five years of joining the Board

•
Each independent director that has served on the Board for five years is currently in compliance with their ownership guideline

For purposes of the stock ownership guidelines applicable to both senior officers and independent directors, (i) restricted stock and (ii) earned restricted stock units, which are only subject to a time vesting requirement, count towards such requirement.
CODE OF BUSINESS CONDUCT AND ETHICS AND CODE OF CONDUCT FOR SENIOR FINANCIAL OFFICERS
We have a Code of Business Conduct and Ethics that applies to all directors, officers, and employees of the Company and a Code of Conduct for Senior Financial Officers that applies to

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our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Each of these codes is available on our website at
https://investors.brixmor.com/leadership-governance/governance-documents-policies/default.aspx
The Code of Business Conduct and Ethics sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws (including insider trading laws), use of our assets, business conduct, and fair dealing. The Code of Conduct for Senior Financial Officers satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Company will disclose within four business days any substantive changes in or any waivers of the Code of Business Conduct and Ethics or Code of Conduct for Senior Financial Officers granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website.
As described in our Code of Business Conduct and Ethics, the Company’s directors, officers, and employees are provided with three avenues through which they can report violations or suspected violations with respect to accounting or auditing matters: a toll-free phone number, in writing, or through a website. The toll-free phone number for directors, officers, and employees is available 24 hours a day, seven days a week. Directors, officers, and employees may report any violation of the Code of Business Conduct and Ethics that does not concern accounting or auditing matters either in writing or in person. Violations or suspected violations of the Code of Conduct for Senior Financial Officers must be reported to the Company’s General Counsel or the Chair of the Audit Committee of the Board of Directors and may be made through a toll-free phone number, in writing, or through a website. Directors, officers, and employees can choose to remain anonymous in reporting violations or suspected violations. In addition, we maintain a formal non-retaliation policy that prohibits action or retaliation against any director, officer, or employee who makes a report in good faith even if the facts alleged are not confirmed by subsequent investigation.
DIRECTOR NOMINATION PROCESS
The Nominating and Corporate Governance Committee weighs the characteristics, experience, independence, and skills of potential candidates, and with respect to incumbent directors, their performance as a director, and recommends nominees for election as directors to the Board. In considering candidates for the Board, the Nominating and Corporate Governance Committee also assesses overall Board composition considerations, including the depth and breadth of director skill sets and areas of expertise (including expertise that could qualify a director as an “audit committee financial expert” under SEC rules), compliance with NYSE and SEC Board and Committee independence requirements, as applicable, and the size of the Board. In evaluating Board candidates, the Nominating and Corporate Governance Committee also considers each candidate’s other commitments, including job responsibilities, service on other public company boards, and leadership positions on such boards, for the purpose of determining whether the candidate can satisfy the time commitments necessary and appropriate for service on the Board.
As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate’s strength of character, mature judgment, familiarity with our business and industry, independence of thought, and his or her

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ability to work collegially with the other members of the Board. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the candidate.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders, and other sources. The Nominating and Corporate Governance Committee may also, but need not, retain a search firm to assist it in identifying candidates to serve as directors of the Company.
When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee may also assess the contributions of those directors recommended for re-election in the context of the Board and Board committee evaluation process (discussed in more detail below) and other perceived needs of the Board.
When considering whether the directors and nominees have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business, the Board focused primarily on the information contained in each of the Board member’s biographical information set forth above.
Each of the Company’s directors:

•
Possess high ethical standards

•
Act with integrity

•
Exercise careful, mature judgment

•
Is committed to employing his or her skills and abilities to aid the long-term interests of the Company’s stockholders and other stakeholders

•
Is knowledgeable and experienced in one or more business, government, or civic endeavors

•
Is able to evaluate risk management and understands our process for assessing risk

•
Is familiar with corporate finance and strategic business planning activities unique to publicly traded companies

In addition, most of the Company’s directors possess experience in either (i) owning and/or managing publicly traded or privately held enterprises and (ii) advising and managing companies in various segments of the real estate industry.
In 2026, the director nomination process resulted in the Nominating and Corporate Governance Committee’s recommendation to the Board, and the Board’s nomination of, the nine incumbent directors named in this proxy statement and proposed for election by you at the upcoming Annual Meeting.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Corporate Secretary should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our

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directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Brixmor Property Group Inc., 100 Park Avenue, New York, New York 10017. Stockholders must comply with the advance notification, timeliness, consent, information, and other requirements of our Bylaws regarding director nominations. All recommendations for nomination received by the Corporate Secretary will be presented to the Nominating and Corporate Governance Committee for its consideration. The foregoing requirements are also described under the caption “Stockholder Proposals for the 2027 Annual Meeting.” In addition, stockholders have proxy access rights pursuant to which stockholders owning at least 3% of our common stock for at least three years may nominate the greater of up to 20% of the number of directors on the Board or two directors. The deadline for submission of proxy access nominees is described under the caption “Proxy Access Nominees.”
BOARD AND BOARD COMMITTEE EVALUATIONS
Under the oversight of the Nominating and Corporate Governance Committee, we perform an annual evaluation of the Board, each of the standing Board committees, and individual directors. The annual evaluation is designed by the Nominating and Corporate Governance Committee to improve the effectiveness and performance of the Board and its committees. The evaluation process consists of written questionnaires relating to the Board and each of the standing committees, an interview of each director by the Chair of the Nominating and Corporate Governance Committee, and a discussion of the issues raised through the questionnaires and interview process at the Board and committee levels. The written questionnaires and the interview questions address a broad range of topics, including the functioning of the Board, Board culture, Board composition, individual director performance, Board development, and effectiveness of Board oversight of strategy and risk. Feedback resulting from these evaluations, which is presented to the Board by the Chair of the Nominating and Corporate Governance Committee, is used to refine Board and Board committee practices and improve Board, Board committee, and individual director performance. One of the recently implemented recommendations from this evaluation process was to hold one annual board meeting focused exclusively on long-term strategic planning. The evaluation process, including feedback on individual director performance, is also considered as part of the director nomination process.
BOARD ACCESS TO EMPLOYEES
All directors are invited to contact the CEO at any time to discuss any aspect of the Company’s business. Directors also have access to other members of executive and senior management, as well as to the Company’s broader employee base, throughout the year in Board and Board committee meetings and in other informal settings. For example, directors participate in a periodic director lunch series, where a member of the executive management team interviews a director regarding that director’s background, experience and other related topics. All employees are able to attend the interview either in person or by video conference broadcast to the entire Company, providing our employees with a unique understanding of the members of our Board. An informal lunch with employees in the office occurs following the interview which further allows interaction between our employees and Board members. In addition, from time to time, the Company holds a Board meeting in a market where the Company owns assets, which enables the Board to tour Company-owned assets and observe, among other things, acquisitions, asset transformation, and redevelopment projects. These tours are led by the Company’s regional and local leasing teams, providing opportunities for additional Board and employee interactions.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 35

COMMUNICATIONS WITH THE BOARD
As described in the Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of the Board, including the Chair, the Presiding Independent Director, the chair of the Audit, Compensation, or Nominating and Corporate Governance Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Board of Directors or any such individual directors or group or committee of directors by either name or title and sending it by:
• Mail to:	• Email to:
Brixmor Property Group Inc. c/o General Counsel 100 Park Avenue New York, New York 10017	PresidingIndependentDirector@brixmor.com
Such communications may be done confidentially or anonymously.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 36

EXECUTIVE OFFICERS OF THE COMPANY
Set forth below is certain information regarding each of our current executive officers, other than Mr. Finnegan, whose biographical information is presented under “Director Nominees.”
Steven T. Gallagher Age 44 Executive since: 2024
Mr. Gallagher has served as Executive Vice President, Chief Financial Officer and Treasurer since July 2024, as Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer and Treasurer from January 2024 to July 2024 and as Senior Vice President, Chief Accounting Officer from March 2017 to January 2024. From 2015 to March 2017, he was the Chief Accounting Officer of Netrality Properties, a REIT specializing in network-neutral core interconnection and colocation facilities. Prior to joining Netrality Properties, Mr. Gallagher was the Controller at CubeSmart, a NYSE-listed self-storage REIT. Mr. Gallagher received a B.S. from DeSales University.

Mark T. Horgan Age 50 Executive since: 2016
Mr. Horgan has served as Executive Vice President, Chief Investment Officer since May 2016. From 2007 to May 2016, he was a Managing Director and senior member of the retail team at Eastdil Secured, where he advised retail real estate companies in investment underwriting, investor sourcing and capital markets transactions. Prior to joining Eastdil Secured, Mr. Horgan held positions at Federal Realty Investment Trust and Mills Corporation. He received a B.S. in Business Administration from The State University of New York at Buffalo.

Steven F. Siegel Age 65 Executive since: 2007
Mr. Siegel has served as Executive Vice President, General Counsel and Secretary since April 2007 and also Secretary since May 2007. From March 2002 to April 2007, Mr. Siegel was Executive Vice President of New Plan Excel Realty Trust, Inc. and was its General Counsel since 1991. Mr. Siegel joined New Plan Excel Realty Trust, Inc. in 1991 and was a Senior Vice President from September 1998 to March 2002. Mr. Siegel received a B.S. and a J.D. from St. John’s University.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 37

CEO AND SENIOR MANAGEMENT SUCCESSION PLANNING
The Board, with the assistance of the Nominating and Corporate Governance Committee, regularly reviews the Company’s senior management succession plan to ensure that personnel changes do not impact the Company’s ability to execute its business plan. The Company’s management succession plan addresses both short-term solutions for sudden and unexpected personnel changes and longer-term plans for developing the talent and leadership skills of our next generation of leaders so they are ready to assume senior management positions as they become available.
The effectiveness of the Company’s management succession plan was illustrated on multiple occasions in 2024 and 2025. In January 2024, following the departure of our former Chief Financial Officer, who was appointed chief executive officer of another company, Mr. Gallagher assumed the role on an interim basis, consistent with our management succession plan. Mr. Gallagher had served as our Chief Accounting Officer for seven years. As a result of Mr. Gallagher’s extensive leadership experience at the Company, and with the support of Mr. Taylor and the rest of the executive team, the Company continued to execute on its business plan without interruption during this period. Mr. Gallagher was subsequently appointed Chief Financial Officer.
In March 2024, our former Chief Executive Officer took a temporary medical leave of absence for approximately five weeks. Consistent with our management succession plan, Mr. Finnegan, who during his twenty years at the Company has served in key leadership roles, including as Chief Revenue Officer and Chief Operating Officer, was appointed Interim Chief Executive Officer. As a result of Mr. Finnegan’s extensive leadership experience and the support of the rest of the senior executive team, the Company continued to execute on its business plan without interruption during this period.
In October 2025, our former Chief Executive Officer took another temporary medical leave of absence before notifying the Board in November 2025 of his retirement effective January 1, 2026. Mr. Finnegan was again appointed Interim Chief Executive Officer during the former Chief Executive Officer’s medical leave, and was appointed Chief Executive Officer and President, effective January 1, 2026. As a result of Mr. Finnegan’s prior experience as Interim Chief Executive Officer, extensive leadership experience and the support of the rest of the senior executive team, the Company has continued to execute on its business plan without interruption during the former Chief Executive Officer’s medical leave and to date.
We believe that our ability to fill these roles internally with seasoned and talented executives is a product of the focus we have had on management succession planning and our efforts to build a deep bench of executive talent.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 38

>	PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for 2026. Deloitte & Touche LLP has served as our independent registered public accounting firm since May 2015.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
Representatives of Deloitte & Touche LLP are expected to be present at the virtual Annual Meeting. They will also have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.
The shares represented by your proxy will be voted for the ratification of the selection of Deloitte & Touche LLP unless you specify otherwise.
AUDIT AND NON-AUDIT FEES
In connection with the audit of the 2025 financial statements, we entered into an agreement with Deloitte & Touche LLP that set forth the terms by which Deloitte & Touche LLP would perform audit services for the Company.
The following table presents fees billed for professional services rendered by Deloitte & Touche LLP for the audit of our financial statements for 2025 and 2024 and fees billed for other services rendered by Deloitte & Touche LLP for those periods:
	2025	2024
Audit fees(1)	$1,691,312	$1,657,186
Audit-related fees	—	—
Tax fees(2)	—	4,040
All other fees	—	—
Total:	$1,691,312	$1,661,226

(1)
Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements included in Forms 10-K and the review of quarterly financial statements included in Forms 10-Q, including fees related to the issuance of comfort letters and consents. The fees are for services that are normally provided by Deloitte & Touche LLP in connection with statutory or regulatory filings or engagements.

(2)
Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 39

The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte & Touche LLP’s independence and concluded that it was.
Consistent with SEC policies regarding auditor independence and the Audit Committee’s charter, the Audit Committee has responsibility for engaging, setting compensation for, and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit Committee pre-approves all audit and permitted non-audit services provided by the independent registered public accounting firm prior to each engagement.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 40

REPORT OF THE AUDIT COMMITTEE
The Audit Committee operates pursuant to a charter that is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this proxy statement under the caption “The Board of Directors and Certain Governance Matters—Committee Membership—Audit Committee.” Under the Audit Committee charter, our management is responsible for the preparation, presentation, and integrity of our financial statements, the application of accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company, including the critical audit matters described therein, with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.
Based upon the review and discussions described in the preceding paragraph, our Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Sandra A.J. Lawrence, Chair
Michael Berman
Sheryl M. Crosland
JP Suarez

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 41

>	PROPOSAL NO. 3 – NON-BINDING VOTE ON EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in these proxy materials a separate resolution, subject to stockholder vote, to approve, in a non-binding, advisory vote, the compensation paid to our named executive officers. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.
The text of the resolution in respect of Proposal No. 3 is as follows:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and any related narrative discussion, is hereby APPROVED.”
In considering their vote, stockholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the named executive officers presented in Compensation Discussion and Analysis on pages 44 to 58 as well as the discussion regarding the Compensation Committee on pages 27 to 28. We expect that we will conduct the next advisory vote on executive compensation at the 2027 annual meeting of stockholders.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 42

>	PROPOSAL NO. 4 – NON-BINDING VOTE ON FREQUENCY OF STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in these proxy materials a separate resolution, subject to stockholder vote, to recommend, in a non-binding advisory vote, whether a non-binding stockholder vote to approve the compensation paid to our named executive officers (that is, votes similar to the non-binding vote in Proposal No. 3 on page 42) should occur every one, two or three years. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of the vote.
In considering their vote, stockholders may wish to review with care the information presented in connection with Proposal No. 3 on page 42, the information on the Company’s compensation policies and decisions regarding the named executive officers presented in Compensation Discussion and Analysis on pages 44 to 58, as well as the discussion regarding the Compensation Committee on pages 27 to 28.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 43

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has discussed and reviewed the following Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.
Submitted by the Compensation Committee of the Company’s Board of Directors:
William D. Rahm, Chair
Thomas W. Dickson
Daniel B. Hurwitz

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 44

>	COMPENSATION OF OUR EXECUTIVE OFFICERS AND DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
OVERVIEW
Compensation Year 2025 Named Executive Officers
•
James M. Taylor Jr., our former Chief Executive Officer(1)

•
Brian T. Finnegan, our Chief Executive Officer and President(1)

•
Mark T. Horgan, our Executive Vice President, Chief Investment Officer

•
Steven F. Siegel, our Executive Vice President, General Counsel and Secretary

•
Steven T. Gallagher, our Executive Vice President, Chief Financial Officer and Treasurer

(1)
Titles effective January 1, 2026. Prior to January 1, 2026, Mr. Finnegan was President, Chief Operating Officer, and interim Chief Executive Officer from October 2025 to December 2025.

Purpose of Compensation Program
Our executive compensation program is designed to attract, retain, and motivate executives who are capable of advancing our mission and strategy and ultimately maintain and grow our long-term equity value.
Say on Pay Results
In 2025, stockholders showed support for our executive compensation program with 96.8% of the votes cast for the approval of the “say on pay” proposal at our 2025 Annual Meeting of Stockholders. This is consistent with the strong support we have received in recent years, with support levels in 2024, 2023 and 2022 at 96.6%, 96.5% and 97.3%, respectively.
BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 45

PRIMARY COMPONENTS OF 2025 EXECUTIVE COMPENSATION
Component	Form	Objective & Explanation	Page
Salary	Cash	• Base level compensation, rewards day-to-day performance and standard job duties • Reflects level of responsibilities and experience/tenure	51
Annual Bonus (“Bonus”)	Cash	• Earned for the achievement of annual performance objectives • 2025 performance objectives were Company Financial Metrics (75%) and Individual Goals (25%) • 20% of Individual Goals are CR-focused goals • Named executive officers have bonus ranges with Threshold, Target, and Maximum levels represented as percentages of base salary	51
Long Term Incentive (“LTI”)	Performance-based restricted stock units (“PRSUs”) and service-based RSUs with an outperformance modifier	• PRSUs and the outperformance modifier component of service-based RSUs motivate executives to focus on sustained financial performance and longer-term value creation • Provides alignment of interests with stockholders • Performance for PRSUs are geared toward total relative stockholder return over a three-year period • Multi-year vesting periods aid in retention	55
PRIMARY COMPONENTS OF 2025 EXECUTIVE COMPENSATION

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 46

TARGET PAY
Our target pay is heavily weighted towards performance-based and/or equity-based compensation. Performance-based and equity-based compensation for all named executive officers averages 80% of total target compensation.
Composition of Executive Compensation at 2025 Target Levels

(1)
Includes 2025 compensation of all named executive officers employed by the Company through December 31, 2025. Calculated assuming year-end salaries and bonus ranges were in effect for all of 2025. In addition, excludes compensation included in the “All Other Compensation” column of the “Summary Compensation Table.” For more information about this additional compensation, see “—Executive Compensation Tables—Summary Compensation Table” below.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 47

COMPANY PERFORMANCE VERSUS METRICS FOR ANNUAL BONUS PROGRAM
Our annual bonus program features multiple metrics designed to reward performance. The financial metrics used are key indicators of the executive team’s effectiveness at leading the Company in the management of our properties (Same Property Net Operating Income or “SP NOI” or “Same Property NOI”) and our overall business (Nareit Funds From Operations or “Nareit FFO”).
The diagram below illustrates the achievement level of performance for our 2025 annual bonus plan (“Annual Bonus Plan”).

MAXIMUM
Performance Level
SP NOI Growth: 4.75%
NAREIT FFO: $2.26/sh
FFO: $2.25/sh
SP NOI Growth: 4.2%
TARGET
Performance Level
SP NOI Growth: 4.00%
NAREIT FFO: $2.23/sh
THRESHOLD
Performance Level
SP NOI Growth: 3.50%
NAREIT FFO: $2.19/sh

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 48

EXECUTIVE COMPENSATION PHILOSOPHY
Our compensation philosophy is based on best governance practices and are designed to align executive compensation with long-term stockholder interests.

WHAT WE DO:
Structure our Board with experienced independent leadership including an independent Chair
Design our compensation program to reflect our culture of pay for performance, with more than three-quarters of named executive officer compensation being performance based
Undertake an annual review of compensation strategies and programs by the Compensation Committee, including our compensation risk profile
Utilize an independent compensation consultant to advise the Compensation Committee
Include CR goals as a component of each executive’s total bonus compensation
Subject cash and equity incentive compensation to clawback provisions more stringent than those required by the NYSE
Subject named executive officers, other Executive Vice Presidents and directors to robust stock ownership guidelines
WHAT WE DO NOT DO:
Offer excessive perquisites or special health and welfare plans to executives
Guarantee salary / bonus increases
Allow hedging or pledging of Company stock
Have single trigger cash severance payments in the event of a change-in-control
Provide excise tax gross-ups
Encourage unreasonable risk-taking through compensation
Time the disclosure of material non-public information for the purpose of impacting the value of executive compensation

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 49

EXECUTIVE COMPENSATION OBJECTIVES AND PHILOSOPHY
Our primary executive compensation objectives are to:
•
Attract, retain, and motivate executives who are capable of advancing our mission and strategy and ultimately maintain and grow our long-term equity value

•
Reward executives in a manner aligned with our financial performance and individual goals; and

•
Align executives’ interests with the long-term interests of our equity owners through equity participation and ownership

To achieve our objectives, we deliver executive compensation through a combination of the following components: (1) base salary; (2) bonus; (3) LTI; (4) other employee benefits and perquisites; and (5) severance benefits.
SAY-ON-PAY AND SAY-ON-FREQUENCY VOTES
Each year, the Compensation Committee considers the outcome of the stockholder advisory vote on executive compensation when making future decisions relating to the compensation of our named executive officers and our executive compensation program and policies. In 2025, stockholders showed support for our executive compensation programs, with 96.8% of the votes cast for the approval of the “say-on-pay” proposal at our 2025 Annual Meeting of Stockholders. The Compensation Committee believes that this support is attributable to the Compensation Committee’s commitment to the alignment of our named executive officers’ compensation with the Company’s performance.
Our stockholders have historically shown strong support for our policies and practices regarding executive compensation, as illustrated by the annual say-on-pay vote.
Historic Say-On-Pay Votes
2025	96.8%
2024	96.6%
2023	96.5%
2022	97.3%
SEC rules require the vote on the frequency of stockholder votes on executive compensation to be held at least once every six years. This vote was previously held at the 2020 annual meeting of stockholders. Following such vote, the Board decided that Brixmor would hold an advisory vote on the compensation of named executive officers at each annual meeting of stockholders until the next required vote on the frequency of stockholder votes on executive compensation. This year, we will again hold a stockholder vote on the frequency of stockholder votes on executive compensation. Our Board is recommending that stockholders vote to continue to hold the advisory vote every year. For more information, see “Proposal No.4—Non-Binding Vote on Frequency of Stockholder Votes on Executive Compensation.”

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 50

CLAWBACK POLICY
Pursuant to NYSE and SEC rules, the Company maintains a clawback policy, pursuant to which the Company will seek repayment of cash and equity incentive compensation paid to executive officers under certain circumstances. As mandated by such rules, if the Company is required to prepare an accounting restatement of its GAAP financial statements, the Company will recover any incentive compensation received by any covered person during the fiscal years pertaining to the restatement that was in excess of the amount that otherwise would have been paid, giving effect to the restated results.
The Company clawback policy also applies to circumstances that are not required to be addressed by NYSE and SEC rules. The Company’s clawback policy continues to provide for discretionary recoupment of incentive compensation if the Compensation Committee determines that any covered person has committed fraud or intentional misconduct that either constitutes a violation of law or a material breach of specified Company policies or that could reasonably be expected to result in significant reputational or financial harm to the Company. In these cases, the Compensation Committee may recover up to 100% of any incentive compensation received by such covered person in the fiscal year during which such misconduct occurred.
In addition, if the Company restates or revises a non-GAAP financial measure, other than in connection with a restatement of its GAAP financial statements, due to material non-compliance with any financial reporting requirement under the federal securities laws or if such measure has been determined in the reasonable judgment of the Compensation Committee to have been materially misstated, the Company may recover any incentive compensation received by any covered person during the fiscal years pertaining to the restatement or revision that was in excess of the amount that otherwise would have been received after giving effect to the restated or revised results.
POLICIES AND PRACTICES REGARDING THE GRANT OF STOCK OPTIONS
The Company does not currently grant awards of stock options, stock appreciation rights, or similar option-like awards as part of its compensation program. The Company does not time the disclosure of material non-public information, or the granting of equity awards, for the purpose of impacting the value of executive compensation.
COMPENSATION DETERMINATION PROCESS
Role of the Compensation Committee and Management
The Compensation Committee of our Board is responsible for determining the compensation of our Chief Executive Officer and our other named executive officers. At the beginning of each performance cycle, the Compensation Committee approves financial goals designed to align executive pay with company performance and stockholder interests, provide competitive pay opportunities dependent on company performance, retain talent, grow stockholder value, and mitigate material risk. The Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities and, as described below, utilized its compensation consultant to assist with decisions regarding 2025 compensation.
In 2025, Mr. Taylor, our former Chief Executive Officer, worked with the Compensation Committee in managing our executive compensation program and he attended meetings of

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 51

the Compensation Committee. He did not attend portions of meetings relating to his own compensation. Because of his daily involvement with the executive team, our Chief Executive Officer made recommendations to the Compensation Committee regarding 2025 compensation for the named executive officers other than himself.
Role of the Compensation Consultant
Pay Governance serves as the Compensation Committee’s independent, third-party compensation consultant to provide advice on a range of compensation matters.
Pay Governance reports directly to the Compensation Committee and does not provide services to the Company’s management that are not under the Compensation Committee’s purview. Representatives of Pay Governance have attended meetings of the Compensation Committee and will continue to do so upon request. Prior to retaining Pay Governance, the Compensation Committee considered all factors relevant to Pay Governance’s independence from management, as required by the Compensation Committee’s charter.
Comparative Market Data and Peer Sets
The total potential compensation for each of our named executive officers is established based on the scope of his or her individual responsibilities and contributions to our performance, taking into account competitive market compensation paid for similar positions. Our Compensation Committee determines appropriate levels of total compensation for our named executive officers by applying their individual understanding, experiences, and judgments of the national marketplace of senior level real estate positions and related industry pay in both public and private companies that may compete for our executives, while also considering the relative importance of various positions at the Company given our business plan and organization compared with the business plans and organizations of our major competitors. The Compensation Committee also consults with its independent compensation consultant and considers compensation surveys prepared by Ferguson Partners for Nareit to confirm its assessment of appropriate market compensation for our named executive officers. Rather than using a designated peer group, the Compensation Committee, in consultation with Pay Governance, elected to use data from the Ferguson Partners survey as its benchmarking tool because it provided broader and more customizable data than a traditional peer group and allowed the Company to more accurately map compensation to a broader list of executive officer positions.
The latest Ferguson Partners survey contains information reported for each position, to the extent available, by 105 U.S. equity focused real estate investment trusts (“REITs”). Using data from the Ferguson Partners survey, the Compensation Committee reviews compensation of our named executive officers as compared to available executive officer data of two different peer sets: a set of REITs that primarily operate in the retail sector and a size-based set of REITs with market capitalizations between $7.5 billion and $20 billion. The Ferguson Partners survey included information for executive officer positions at 15 retail REITs, including Federal Realty Investment Trust, Kimco Realty Corp., Kite Realty Group Trust, and Regency Centers Corp., and 20 REITs with market capitalizations between $7.5 billion and $20 billion, including all of the foregoing retail peers, as well as other REITs such as Camden Property Trust, CubeSmart, NNN REIT, Inc., and W.P. Carey Inc. The Compensation Committee believes that REITs in these two data sets represent peer group companies with which the Company currently competes for executive talent and includes any Company that would be chosen in a specific selected peer group.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 52

Our Compensation Committee compares the individual elements of our named executive officers’ compensation (base salary, total cash compensation, long-term incentive compensation and total remuneration) with those of executive officers having similar titles and responsibilities at the two peer sets in the Ferguson Partners survey.
The Committee evaluates this data for informational purposes when establishing competitive compensation levels for our named executive officers. However, market data is not the sole determinant of the Compensation Committee in setting named executive officer compensation. The Compensation Committee considers the performance, skills, experience, and the specific role of the named executive officer in the organization when making compensation decisions.
Compensation Risk Management
The Compensation Committee, in consultation with management, annually assesses the Company’s compensation policies and procedures with respect to risk and risk management. Based on this assessment, the Compensation Committee does not believe there are any risks from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.
COMPENSATION ELEMENTS
Base Salary
Base salary compensates our executives for performing the day-to-day requirements of their positions and provides them with cash income and stability with respect to a portion of their total compensation. We believe that the level of a named executive officer’s base salary should reflect that named executive officer’s performance, experience, breadth of responsibilities, salaries for similar positions within our industry, and any other factors relevant to that particular position. The minimum base salary payable to each named executive officer is set by the terms of an employment agreement entered into with each named executive officer, the material terms of which are summarized in the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements with Our Named Executive Officers” below. The compensation of each named executive officer is reviewed annually and is eligible for a discretionary annual merit increase. Base salaries may also be adjusted at other times to address competitive pressures or changes in job responsibilities. The following table reflects the base salaries of our named executive officers employed as of the end of 2025.
Name	Base Salary as of December 31, 2025
James M. Taylor Jr.	$1,200,000
Brian T. Finnegan	$650,000
Mark T. Horgan	$625,000
Steven F. Siegel	$550,000
Steven T. Gallagher	$525,000

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 53

Annual Bonus Plan
In order to motivate our named executive officers to achieve near-term performance goals by linking a significant portion of their cash compensation to realized performance, each named executive officer is eligible for annual cash incentive awards under the Annual Bonus Plan based on the achievement of corporate metric targets (75% of the bonus) and individual qualitative goals (25% of the bonus, 20% of which are CR-focused goals), each set at the beginning of the fiscal year, with the threshold, target, and maximum payout amounts based on a percentage of the named executive officer’s base salary. The named executive officers’ threshold, target, and maximum payout amounts at the end of 2025 were as follows:
Name	Threshold	Target	Maximum
James M. Taylor Jr.	131.25%	175%	225%
Brian T. Finnegan	75%	100%	150%
Mark T. Horgan	75%	100%	150%
Steven F. Siegel	75%	100%	125%
Steven T. Gallagher	75%	100%	125%
In February 2025, the Compensation Committee determined that the two corporate metrics under the 2025 Annual Bonus Plan (75% of the bonus) would be SP NOI growth and Nareit FFO per share. SP NOI growth is calculated (using properties owned for the entirety of both periods and excluding properties under development and completed new development properties that have been stabilized for less than one year) as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). SP NOI excludes lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). Nareit FFO per share is defined as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect Nareit FFO on the same basis. In addition, when setting the metrics for Nareit FFO per share achievement under the 2025 Annual Bonus Plan, the Compensation Committee provided that maximum, target, and threshold performance levels approved in 2025 for Nareit FFO were to be adjusted to exclude litigation and other non-routine legal expenses, and loss on debt extinguishment of debt, net. For 2025, no adjustments to Nareit FFO were made for these expenses, as maximum performance was achieved notwithstanding these items.

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The following table shows the weighting assigned to each of the named executive officers for each fiscal 2025 Annual Bonus Plan performance metric.
Name	SP NOI	Nareit FFO	Individual Goals(1)
James M. Taylor Jr.	37.5%	37.5%	25%
Brian T. Finnegan	37.5%	37.5%	25%
Mark T. Horgan	37.5%	37.5%	25%
Steven F. Siegel	37.5%	37.5%	25%
Steven T. Gallagher	37.5%	37.5%	25%
* 20% of Individual goals are CR-focused goals.
The table below sets forth the original threshold, target, and maximum corporate metrics established by the Compensation Committee in January 2025 for the 2025 Annual Bonus Plan:
Metric	2025 Threshold	2025 Target	2025 Maximum
SP NOI Growth	3.50%	4.00%	4.75%
Nareit FFO per share	$2.19	$2.23	$2.26
Individual Qualitative Accomplishments
Mr. Finnegan’s accomplishments included:
•
Being appointed Chief Executive Officer and President and a member of the Board following service as interim Chief Executive Officer

•
Commencing record annual base rent on schedule and leading the execution of a record $70 million of new lease annualized base rent (“ABR”) at a record $23.32 per square foot

•
Achieving total occupancy of 95.1% and new portfolio high small shop leased occupancy of 92.2%

•
Improving merchandising and overall tenant credit quality, while attracting compelling new concepts to the portfolio

•
Reducing overall capital expenditures by 14% year-over-year while preserving first class property operations and aesthetics

•
Stabilizing $183 million of value-enhancing reinvestment projects, with $336 million of projects in the in-process reinvestment pipeline

•
Continuing property level sustainability improvements, including renewable energy projects and reductions in electrical consumption

•
Hosting community engagement and social impact events, fostering Company, tenant and community connectivity at the property level

Mr. Horgan’s accomplishments included:
•
Leading the Investment Committee and driving disciplined capital allocation across redevelopment initiatives and property transactions

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 55

•
Actively monitoring and evaluating the transactions market to quickly identify and pursue emerging opportunities

•
Further clustering the Company’s portfolio in attractive retail submarkets through the execution of a record $417 million in acquisitions

•
Harvesting $296 million of capital through non-core asset dispositions

•
Continuing to integrate resilience and environmental risk in acquisitions and disposition underwriting

Mr. Siegel’s accomplishments included:
•
Directing the execution of over 1,200 new and renewal lease agreements representing 6 million square feet, while substantially reducing outside legal fees associated with leasing

•
Overseeing the negotiation, diligence and documentation of over $700 million of capital recycling efforts

•
Monitoring the legal aspects of reinvestment projects and capital markets transactions

•
Achieving green lease provisions in over 94% of new leases executed in 2025

•
Maintaining best-in-class corporate governance practices, as reflected in continued top-tier third-party recognition and scores

Mr. Gallagher’s accomplishments included:
•
Issuing $800 million aggregate principal amount of Senior Notes

•
Ensuring ample financial capacity and flexibility by amending and restating the Company’s $1.75 billion unsecured credit facilities at lower pricing and renewing the Company’s share repurchase and at-the-market equity offering programs

•
Advancing PowerBI capabilities, dashboards and analytical tools and increasing effective utilization of AI tools

•
Enhancing asset management initiatives across the Company

•
Expanding the potential investor base through approximately 600 investor touchpoints focusing on relationship building, clear communication of our investment thesis and transparent disclosure

•
Publishing our seventh annual Corporate Responsibility Report

•
Maintaining third-party CR-related ratings and recognition

Mr. Taylor’s accomplishments included:
•
Delivering strong operating metrics, including robust leasing spreads and contractual adjustments on rental rates, as well as record commencements, small shop occupancy and ABR per square foot

•
Expanding the breadth of the tenant base, including first to portfolio leases with multiple retailers

•
Acquiring $417 million of assets and generating $296 million of capital through property dispositions

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 56

•
Ensuring ample financial capacity and flexibility, including amending and restating the Company’s $1.75 billion unsecured credit facilities

•
Continuing proactive institutional investor outreach

•
Conducting an employee engagement survey highlighting strong levels of employee satisfaction and pride and enhancing coaching and mentorship programs to support professional growth and development

Based on this assessment the Compensation Committee determined that (i) each of Messrs. Horgan, Siegel, Gallagher and Taylor achieved maximum performance and Mr. Finnegan achieved between target and maximum performance and (ii) with respect to CR goals, each of Messrs. Finnegan, Horgan, Siegel, Gallagher and Taylor achieved between target and maximum performance.
Based on the assessments of the corporate metrics and the individual performance goals, the Compensation Committee approved the 2025 Annual Bonus Plan awards detailed in the following table:
Name	2025 Base Salary	Target Bonus as a Percentage of Base Salary	Target Bonus Potential	Actual 2025 Annual Bonus	Combined Achievement Factor as a Percentage of Target(1)
James M. Taylor Jr.	$1,200,000	175%	$2,100,000	$2,338,110	1.11%
Brian T. Finnegan	$650,000	100%	$650,000	$830,944	1.28%
Mark T. Horgan(2)	$625,000	100%	$625,000	$808,372	1.29%
Steven F. Siegel	$550,000	100%	$550,000	$626,543	1.14%
Steven T. Gallagher	$525,000	100%	$525,000	$597,814	1.14%

(1)
Combined Achievement Factor as a Percentage of Target is calculated by dividing the Actual 2025 Annual Bonus by the Target Bonus Potential.

(2)
2025 Base Salary and Target Bonus Potential are presented based on Base Salary and Target Bonus as of December 31, 2025; however, Actual 2025 Annual Bonus is prorated based on the effective dates of salary increase or bonus range adjustments. Accordingly, Combined Achievement Factor as a Percentage of Target reflects such reported amount.

Long-Term Equity Compensation
The Company grants long-term incentive awards to align the Company’s executives with stockholder interests, support long-term value creation, and promote the retention and stability of our executive management team.
Under the current executive long-term incentive program, 60% of total equity awards received by the named executive officers are in the form of PRSUs with a three-year performance measurement period commencing at the beginning of the calendar year of grant (the “Performance Period”), based on relative total stockholder return (“TSR”) over such period. Performance over the Performance Period will be measured by the Compensation Committee after the completion of the Performance Period (the “Measurement Date”). Of the PRSUs that are earned, 50% will vest on the Measurement Date and 25% will vest on January 1 of each of the next two succeeding years.

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The total number of PRSUs that can be earned is between 0% (for below threshold performance) and 200% (for maximum performance) of the target level, based on the Company’s TSR performance compared to the constituent companies in the FTSE Nareit Equity Shopping Centers Index. If the Company’s TSR during the measurement period is negative, the maximum number of PRSUs that may be earned (notwithstanding relative TSR achievement above the target level) is limited to the target level.
The threshold, target, above target, and maximum performance levels of relative TSR (measured on a compounded annual basis over the measurement period) are as follows:
Level of Achievement	Relative TSR Achieved	Percentage of Award Earned
Below Threshold	Below the 37.5th percentile	0%
Threshold	37.5th percentile	50%
Target	50th percentile	100%
Above Target	62.5th percentile	150%
Maximum	75th percentile	200%
To encourage retention, the remaining 40% of total equity awards received by the named executive officers are granted in the form of service-based restricted stock units (“Service RSUs”) that vest in three equal annual installments beginning on January 1 of the succeeding year. In order to incentivize and reward superior performance, the Service RSUs have an attached outperformance modifier, referred to as Outperformance RSUs that can increase the original Service RSU award based on the Company’s financial and operational outperformance over a specified measurement period. The number of Outperformance RSUs that may be earned is between 0.00 and 2.00 times the number of Service RSUs initially granted, based on the achievement of specified SP NOI and Nareit FFO per share growth hurdles; provided, however, commencing with the awards granted in 2024, in no event shall the number of Outperformance RSUs earned exceed 1.00 times the number of Service RSUs if the number of PRSUs earned during the measurement period did not equal or exceed target level. The Outperformance RSUs are assessed based on a three-year performance measurement period commencing in the calendar year of grant (i.e., the same measurement period as the PRSUs granted in that year). To the extent earned and granted, 50% of the Outperformance RSUs will vest on the Measurement Date and 25% will vest on January 1 of each of the next two succeeding years.
In 2025, the Compensation Committee determined to grant the named executive officers the number of PRSUs and Service RSUs detailed below.
Named Executive Officer	Target PRSUs	Service RSUs
James M. Taylor Jr.	92,378	61,586
Brian T. Finnegan	43,879	29,254
Mark T. Horgan	34,641	23,095
Steven F. Siegel	20,785	13,857
Steven T. Gallagher	18,475	12,317

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Any Outperformance RSUs earned with respect to the 2025 Service RSUs will be earned and granted following the end of the measurement period on December 31, 2027, as described above.
Forfeiture of PRSUs and Outperformance RSUs
In general, PRSUs are forfeited and Outperformance RSUs are not granted to the extent the applicable performance criteria are not achieved as of the end of the Performance Period or as of any termination of employment. Upon a qualifying termination (as defined in the award agreements), a portion of the PRSUs and Outperformance RSUs will be eligible to become earned in the case of PRSUs or earned and granted in the case of Outperformance RSUs, and vested, based on actual performance through the date of termination or good reason resignation and subject to proration based on the number of days during the applicable Performance Period that the executive was employed. The foregoing will also be applicable with respect to the PRSUs upon the executive’s retirement (as defined in the award agreements). Upon a change in control during any Performance Period, a portion of the PRSUs will become earned or Outperformance RSUs will be earned and granted based on actual performance through the date of the change in control. In addition, unvested Service RSUs are forfeited upon a voluntary termination of employment; however, upon a qualifying termination, all unvested Service RSUs will automatically and immediately vest as of the date of such qualifying termination.
Dividend Equivalents
Dividend equivalents will be paid currently on unvested Service RSUs. Dividend equivalents will accrue and be paid only on fully vested PRSUs at the time of vesting. Dividend equivalents will only be paid on Outperformance RSUs from and after the date they are fully vested.
2023 PRSU Awards Performance Determination
The performance criteria for the 2023 PRSU awards, which Performance Period began on January 1, 2023 and ended on December 31, 2025, was the percentile ranking of the Company’s TSR over the Performance Period relative to the TSR of the REITs included in the FTSE Nareit Equity Shopping Centers Index over the entirety of the Performance Period (the “Percentile Ranking”). The threshold, target, above target, and maximum performance levels of relative TSR (measured on a compounded annual basis over the Performance Period) for the 2023 PRSU awards are described in the second table above. For the three year period ended December 31, 2025, the Company’s absolute TSR was positive and the Company’s Percentile Ranking was 69.4%, which resulted in an award payout of 177.5% of target. Of the PRSUs that were earned, 50% vested on February 4, 2026, 25% will vest on January 1, 2027 and 25% will vest on January 1, 2028.
2023 Outperformance RSU Awards Performance Determination
The Performance Period for the 2023 Outperformance RSU awards began on January 1, 2023 and ended on December 31, 2025. The performance criteria was based on the achievement of specified SP NOI and Nareit FFO per share growth hurdles, which were considered at the time of grant not probable of being achieved. With respect to the SP NOI growth rate metric, for the three year period ended December 31, 2025, the Company achieved a compounded growth rate of 4.39%, which was above threshold level of 4.25% but below target level of 4.75%, and thus awards with respect to this metric were earned at the threshold level. Of the OPRSUs that were earned, 50% vested on February 4, 2026, 25% will vest on January 1, 2027 and 25% will vest on January 1, 2028. With respect to the Nareit FFO per share growth metric, for

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the three-year period ended December 31, 2025, the Company failed to achieve threshold level, so no awards were earned with respect to this metric.
Other Employee Benefits and Perquisites
We provide our employees, including our named executive officers, with broad-based benefits that are intended to attract and retain employees while providing them with retirement and health and welfare security. These benefits include life and health benefits and vacation, holiday, and sick time. Our employees, including the named executive officers, are eligible to participate in a tax-qualified 401(k) plan. Employees may contribute to the 401(k) plan, on a pre-tax basis, between 0% and 50% of their annual pay, up to the maximum allowable amount permitted by the IRS, and we match 100% of the first 3% of the employee’s annual pay and an additional matched 50% of any employee contributions between 3% and 5% in order to encourage employee participation. Our employees, including our named executive officers, are able to receive supplemental long-term disability coverage, and medical and dental benefits. These employee benefits and perquisites are reflected in the “All Other Compensation” column of the “Summary Compensation Table” below and the accompanying footnote. The Board believes that providing modest perquisites is both customary among our peers and necessary for attracting and retaining talent.
Severance Benefits
The Board believes that severance arrangements are necessary to attract and retain the talent required for our long-term success, and views our severance arrangements as recruitment and retention devices that help secure the continued employment and dedication of our named executive officers, including when we are considering strategic alternatives. Pursuant to the terms of their employment agreements, each of our named executive officers has severance protection in the case of specified qualifying termination events. The severance payments under these agreements are contingent upon the affected executive’s compliance with specified post-termination restrictive covenants. See “Potential Payments Upon Termination or Change in Control” for descriptions of payments to be made under these agreements.
COMPENSATION ACTIONS TAKEN DURING 2026
Base Salaries
The Compensation Committee determined that the base salaries of the following named executive officers for 2026 will increase as follows:
Named Executive Officer	YE 2025 Base Salary	2026 Base Salary
Brian T. Finnegan	$650,000	$900,000(1)
Mark T. Horgan	$625,000	$650,000
Steven F. Siegel	$550,000	$575,000
Steven T. Gallagher	$525,000	$550,000

(1)
Mr. Finnegan’s base salary for 2026 was increased in connection with his appointment as the Company’s Chief Executive Officer effective January 1, 2026.

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Annual Bonus
In connection with Mr. Finnegan’s appointment as the Company’s Chief Executive Officer, Mr. Finnegan’s threshold, target and maximum payouts were increased effective January 1, 2026 from 75%, 100% and 150% to 100%, 125% and 200%, respectively. The Compensation Committee did not make any other changes to bonus ranges or the structure of the Annual Bonus Program.
Equity-Based Awards
The Compensation Committee did not make any changes to the allocation of LTI awards between service-based vesting and performance-based vesting awards or to the performance metrics used, including for the outperformance modifier of service-based awards.
In connection with Mr. Finnegan’s appointment as the Company’s Chief Executive Officer, Mr. Finnegan’s target LTI grant was increased from $1,900,000 to $3,000,000. In addition, Mr. Gallagher’s target LTI grant was increased from $800,000 to $900,000.
Other Actions
In connection with his appointment as the Company’s Chief Executive Officer, in November 2025, the Company entered into an amended and restated employment agreement with Mr. Finnegan, effective January 1, 2026, which set the term of Mr. Finnegan’s employment from January 1, 2026 to December 31, 2028, increased his annual base salary, maximum annual bonus payout percentages and LTI target grant, each as reflected above.

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EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table provides summary information concerning the compensation paid or accrued by us to or on behalf of our named executive officers for 2025, 2024, and 2023 for services rendered to us during those fiscal years.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
James M. Taylor Jr. Former Chief Executive Officer and Director*	2025	1,185,769	—	3,741,326		2,338,110	—	42,112	7,307,317
	2024	1,100,000	—	4,213,899	—	2,475,000	—	39,733	7,828,632
	2023	1,100,000	—	4,401,670	—	2,433,750	—	36,114	7,971,534
Brian T. Finnegan Chief Executive Officer, President and Director*	2025	650,000	425,000	1,777,134		830,944	—	52,396	3,735,474
	2024	634,615	200,000	1,843,565	—	953,938	—	39,733	3,671,851
	2023	585,577	—	1,430,548	—	874,063	—	36,114	2,926,302
Mark T. Horgan Executive Vice President, Chief Investment Officer	2025	621,442	—	1,402,986		808,372		42,666	2,875,466
	2024	596,923	100,000	1,369,512	—	896,918	—	39,189	3,002,542
	2023	575,000	—	1,430,548	—	826,563	—	36,114	2,868,225
Steven F. Siegel Executive Vice President, General Counsel and Secretary	2025	542,885	150,000	841,801		626,543	—	34,629	2,195,858
	2024	496,923	100,000	948,105	—	622,432	—	30,433	2,197,893
	2023	475,000	—	990,354	—	590,782	—	27,324	2,083,460
Steven T. Gallagher Executive Vice President, Chief Financial Officer and Treasurer	2025	517,885	—	748,246	—	597,814	—	42,647	1,906,592
	2024	413,654	—	516,003	—	523,545	—	48,989	1,502,191

*
Titles effective January 1, 2026. Prior to January 1, 2026, Mr. Finnegan was President, Chief Operating Officer, and interim Chief Executive Officer from October 2025 to December 2025.

(1)
Amount includes special cash payment of  $425,000 for Mr. Finnegan and $150,000 for Mr. Siegel for additional services provided during Mr. Taylor’s medical leave in 2025.

(2)
Amounts reported in fiscal 2025 include the aggregate grant date fair value of the PRSUs and Service RSUs (including, as applicable, the attached Outperformance RSU modifier) granted to the named executive officer in 2025, each calculated in accordance with FASB ASC Topic 718. For PRSUs, the grant date fair value calculation in the table above is based on a Monte Carlo simulation model that assesses the probability of satisfying the market performance hurdles over the remainder of the performance period based on the Company’s historical common stock performance relative to the other companies within the FTSE Nareit Equity Shopping Centers Index as well as certain other assumptions. For Service RSUs, the grant date fair value calculation in the table above is based on the grant date stock price. More information on methodologies utilized for calculating the grant date fair value of the PRSUs and Service RSUs is found in Note 12 (Stock Based Compensation) to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2025. Assuming the maximum level of performance is achieved with respect to the Outperformance RSUs, the aggregate grant date fair value of the PRSUs, Service RSUs, and Outperformance RSUs granted to each named executive officer would be as follows: $6,511,464 for Mr. Taylor; $3,092,979 for Mr. Finnegan; $2,441,800 for Mr. Horgan; $1,465,089 for Mr. Siegel and $1,302,265 for Mr. Gallagher.

(3)
Amounts reported in fiscal 2025 reflect cash incentive awards earned by our named executive officers under the Annual Bonus Plan. These awards were based on pre-established, performance-based corporate financial metrics (75%) and individual goals (25%), the outcome of which was uncertain at the time the targets were established, and, therefore, are reportable as “Non-Equity Incentive Plan Compensation” rather than as “Bonus.”

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Additional information regarding the Annual Bonus Plan payments is described above under “—Compensation Discussion and Analysis—Compensation Elements—Annual Bonus Plan.”
(4)
We have no pension benefits, nonqualified defined contribution, or other nonqualified deferred compensation plans for executive officers.

(5)
All Other Compensation for 2025 for each named executive officer includes the following:

Name	Insurance Costs ($)(a)	Company Contribution to Defined Contribution Plans ($)(b)	Medical Screening Costs ($)(c)	Total ($)
James M. Taylor Jr.	28,112	14,000		42,112
Brian T. Finnegan	28,653	14,000	9,743	52,396
Mark T. Horgan	28,666	14,000		42,666
Steven F. Siegel	20,629	14,000		34,629
Steven T. Gallagher	28,647	14,000		42,647

(a)
Represents employer-paid medical, dental, life, accidental death and dismemberment, short and long-term disability insurance premiums and long-term health coverage.

(b)
Represents the employer’s 401(k) plan matching contributions.

(c)
Represents an employer-paid voluntary medical assessment.

FISCAL 2025 GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides supplemental information relating to grants of plan-based awards in fiscal 2025 to help explain information provided above in our Summary Compensation Table.
Name	Grant Date	Award Type	Estimated Future Payout Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payout Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(4) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James M. Taylor Jr.	—	Cash Incentive	1,575,000	2,100,000	2,700,000	—	—	—	—	—
	02/05/2025(2)	PRSUs	—	—	—	46,188	92,378	184,756	—	—
	02/05/2025(3)	Service RSUs	—	—	—	61,586	61,586	184,758	—	—
Brian T. Finnegan	—	Cash Incentive	487,500	650,000	975,000	—	—	—	—	—
	02/05/2025(2)	PRSUs	—	—	—	21,939	43,879	87,758	—	1,017,115
	02/05/2025(3)	Service RSUs	—	—	—	29,254	29,254	87,762	—	760,019
Mark T. Horgan	—	Cash Incentive	468,750	625,000	937,500	—	—	—	—	—
	02/05/2025(2)	PRSUs	—	—	—	17,320	34,641	69,282	—	802,978
	02/05/2025(3)	Service RSUs	—	—	—	23,095	23,095	69,285	—	600,008
Steven F. Siegel	—	Cash Incentive	412,500	550,000	687,500	—	—	—	—	—
	02/05/2025(2)	PRSUs	—	—	—	10,392	20,785	41,570	—	481,796
	02/05/2025(3)	Service RSUs	—	—	—	13,857	13,857	41,571	—	360,005
Steven T. Gallagher	—	Cash Incentive	393,750	525,000	656,250	—	—	—	—	—
	02/05/2025(2)	PRSUs	—	—	—	9,236	18,475	36,950	—	428,251
	02/05/2025(3)	Service RSUs	—	—	—	12,317	12,317	36,951	—	319,996

(1)
Reflects the possible payouts of cash incentive compensation under the Annual Bonus Plan. Amounts are based on individual bonus ranges as a percentage of base salary for each executive. Threshold, target, and maximum amounts presented are based on salaries as of December 31, 2025; however, the actual amount is prorated based on the effective date of any salary increase. The actual amounts paid to each named executive officer during 2025 are described in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above and the accompanying footnote.

(2)
Reflects PRSUs granted during 2025.

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(3)
Amounts in the “Threshold” and “Target” columns reflect Service RSUs granted during 2025. Amounts in the “Maximum” column reflect the aggregate of the Service RSUs and Outperformance RSUs that may be granted with respect to each RSU award, assuming maximum outperformance based on SP NOI and Nareit FFO per share growth between January 1, 2025 and December 31, 2027. Assuming maximum outperformance on the relevant outperformance metrics, Messrs. Taylor, Finnegan, Horgan, Siegel and Gallagher will be entitled to be granted up to 123,172, 58,508, 46,190, 27,714 and 24,634, respectively, of Outperformance RSUs (which results in a maximum grant of 184,758, 87,762, 69,285, 41,571 and 36,951, respectively, total shares eligible to be received upon vesting assuming maximum performance with respect to the Outperformance RSUs and the underlying service based RSUs). For more information see “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation.”

(4)
Represents the grant date fair value (at target level) granted during 2025 calculated in accordance with FASB ASC Topic 718 and as described in footnote 1 to the “Summary Compensation Table.”

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
The principal terms of the employment agreements of each of our named executive officers are summarized below, except with respect to potential payments and other benefits upon specified terminations or a “change in control” (as defined in the employment agreements), which are summarized below under “Potential Payments Upon Termination or Change in Control.”
Employment Agreements with Our Named Executive Officers
The employment agreements with each of our named executive officers contain substantially similar terms. Under the employment agreements, each executive is eligible to receive a minimum base salary, as set forth in the applicable agreement, and an annual bonus based on the achievement of specified Company financial metrics and individual goals. If these goals are achieved, each executive may receive an annual cash bonus equal to a percentage of his or her base salary as provided below. Each executive officer is also entitled to participate in all employee benefit plans, programs, and arrangements made available to other executive officers generally.
Under the employment agreements, a “constructive termination” is deemed to occur upon specified events, subject, in each case, to specified notice and cure periods. Such specified events include a reduction in the executive’s annual salary or incentive compensation opportunities, a delay in the payment of the executive’s compensation or other material employee benefit, a material reduction in the executive’s authority or responsibilities, a specified relocation event or, in the case of Messrs. Finnegan and Siegel, the Company’s election not to renew the executive’s employment agreement.
Each of the employment agreements also contain restrictive covenants, including an indefinite covenant on confidentiality of information, and covenants related to non-competition and non-solicitation of our employees, customers, and affiliates at all times during the named executive officer’s employment, and for one or two years after specified terminations of the named executive officer’s employment (other than for cause).
Following are the material provisions of the employment agreements of our named executive officers.
Taylor Employment Agreement
Mr. Taylor served as our Chief Executive Officer pursuant to an employment agreement dated April 12, 2016, as amended February 2, 2021, which terminated on January 1, 2026, Mr. Taylor’s retirement date. Mr. Taylor’s retirement constituted a qualifying termination within the meaning of his employment agreement. In accordance with the terms of the 2022 Omnibus Incentive Plan and the applicable award agreements Mr. Taylor’s outstanding equity awards were treated as follows:

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 64

•
all of the unvested Service RSUs granted in 2023, 2024 and 2025 vested as of January 1, 2026;

•
all previously measured but unvested PRSUs granted in 2021 and 2022 vested as of January 1, 2026;

•
all PRSUs with respect to the grant made in 2023, determined to be earned on their determination date, February 4, 2026, vested as of February 4, 2026;

•
a portion of the PRSUs granted in 2024 and 2025 based on actual performance through the retirement date, prorated for the performance period through December 31, 2025, vested as of February 4, 2026;

•
all previously granted (earned) but unvested Outperformance RSUs with respect to grants made in 2021 and 2022 vested as of January 1, 2026;

•
all Outperformance RSUs with respect to the grant made in 2023, determined to be earned on their determination date, February 4, 2026, vested as of February 4, 2026; and

•
All Outperformance RSUs granted in 2024 and 2025 were forfeited.

Prior to its termination, Mr. Taylor’s employment agreement provided that the Company paid Mr. Taylor a minimum annual base salary of  $1,000,000. Mr. Taylor was also eligible to receive an annual cash bonus of 131.25% of his annual base salary if threshold performance objectives were met; 175% of his annual base salary if target performance objectives were met; and 225% of his annual base salary if maximum performance objectives were met. Mr. Taylor’s minimum annual equity compensation could not be less than $4,000,000 at target level (excluding any outperformance modifier). For information about the actual base salary paid and bonus range applicable in 2025, see “Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
Finnegan Employment Agreement
In November 2025, the Company and Mr. Finnegan entered into an amended and restated employment agreement in connection with his appointment as the Company’s Chief Executive Officer, effective as of January 1, 2026. Mr. Finnegan’s employment agreement, as amended and restated, provides that he is to serve as Chief Executive Officer and President. The employment agreement will expire on December 31, 2028. Mr. Finnegan’s employment agreement provides that the Company will pay Mr. Finnegan a minimum annual base salary of  $900,000. Mr. Finnegan is also eligible to receive an annual cash bonus of 100% of his annual base salary if threshold performance objectives are met; 125% of his annual base salary if target performance objectives are met; and 200% of his annual base salary if maximum performance objectives are met. Commencing with the 2026 annual equity awards, Mr. Finnegan’s minimum annual equity compensation may not be less than $3,000,000 at target level (excluding any outperformance modifier). For information about the actual base salary paid and bonus range applicable in 2025, see “Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 65

Horgan Employment Agreement
Mr. Horgan’s employment agreement, as amended, provides that he is to serve as Executive Vice President, Chief Investment Officer. The employment agreement will expire on May 19, 2028 unless the Company or Mr. Horgan elect to extend the term. Mr. Horgan’s employment agreement provides that the Company will pay Mr. Horgan a minimum annual base salary of $625,000. Mr. Horgan is also eligible to receive an annual cash bonus of 75% of his annual base salary if threshold performance objectives are met; 100% of his annual base salary if target performance objectives are met; and 150% of his annual base salary if maximum performance objectives are met. Mr. Horgan’s minimum annual equity compensation may not be less than $1,500,000 at target level (excluding any outperformance modifier). For information about the actual base salary paid and bonus range applicable in 2025, see “Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
Siegel Employment Agreement
Mr. Siegel’s employment agreement, as amended, provides that he is to serve as Executive Vice President, General Counsel and Secretary and is eligible to receive a minimum annual base salary of  $421,199. Mr. Siegel is also eligible to receive an annual cash bonus of 48.75% of his annual base salary if threshold performance objectives are met; 65% of his annual base salary if target performance objectives are met; and 85% of his annual base salary if maximum performance objectives are met. Mr. Siegel’s employment agreement extends automatically for one-year periods unless either the Company or Mr. Siegel elects not to extend the term. For information about the actual base salary paid and bonus range applicable in 2025, see “Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
Gallagher Employment Agreement
Mr. Gallagher’s employment agreement provides that he is to serve as Executive Vice President, Chief Financial Officer and Treasurer. The employment agreement will expire on July 24, 2027. Mr. Gallagher’s employment agreement provides that the Company pay Mr. Gallagher a minimum annual base salary of  $475,000. Mr. Gallagher was also eligible to receive an annual cash bonus of 75% of his annual base salary if threshold performance objectives were met; 100% of his annual base salary if target performance objectives were met; and 125% of his annual base salary if maximum performance objectives were met. Commencing with the 2025 annual equity award, Mr. Gallagher’s minimum annual equity compensation may not be less than $800,000 at target level (excluding any outperformance modifier). For information about the actual base salary paid and bonus range applicable in 2024, see “Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 66

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END
The following table provides information regarding outstanding awards made to our named executive officers as of December 31, 2025.
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James M. Taylor Jr.	22,542(2)	591,051	180,048(9)	4,720,859
	—	—	16,905(10)	443,249
	47,536(3)	1,246,394	213,902(11)	5,608,510
	—	—	35,648(12)	934,691
	61,586(4)	1,614,785	92,378(13)	2,422,151
	—	—	30,791(14)	807,340
	51,864(5)	1,359,874	—	—
	55,860(6)	1,464,649	—	—
	63,652(7)	1,668,955	—	—
	31,836(8)	834,740	—	—
Brian T. Finnegan	7,326(2)	192,088	58,515(9)	1,534,263
	—	—	5,493(10)	144,026
	20,796(3)	545,271	93,582(11)	2,453,720
	—	—	15,595(12)	408,901
	29,254(4)	767,039	43,879(13)	1,150,507
	—	—	14,624(14)	383,441
	13,033(5)	341,725	—	—
	14,038(6)	368,076	—	—
	20,688(7)	542,439	—	—
	10,348(8)	271,325	—	—
Mark T. Horgan	7,326(2)	192,088	58,515(9)	1,534,263
	—	—	5,493(10)	144,026
	15,450(3)	405,099	69,518(11)	1,822,762
	—	—	11,584(12)	303,732
	23,095(4)	605,551	34,641(13)	908,287
	—	—	11,545(14)	302,710
	13,948(5)	365,717	—	—
	15,024(6)	393,929	—	—
	20,688(7)	542,439	—	—
	10,348(8)	271,325	—	—
Steven F. Siegel	5,072(2)	132,988	40,508(9)	1,062,120
	—	—	3,804 (10)	99,741
	10,696(3)	280,449	48,126(11)	1,261,864
	—	—	8,020(12)	210,284
	13,857(4)	363,331	20,785(13)	544,983
	—	—	6,927(14)	181,626
	11,633(5)	305,017	—	—
	12,530(6)	328,537	—	—
	14,320(7)	375,470	—	—
	7,164(8)	187,840	—	—
Steven T. Gallagher	1,409(2)	36,944	11,250(9)	294,975
	—	—	1,056(10)	27,688
	3,566(3)	93,501	16,040(11)	420,569
	—	—	2,672(12)	70,060
	12,317(4)	322,952	18,475(13)	484,415
	2,424(5)	63,557	—	—
	2,612(6)	68,487	—	—
	—	—	6,158(14)	161,463
	—	—	—	—
	—	—	—	—
	3,580(7)	93,868	—	—
	1,792(8)	46,986	—	—
	5,942(15)	155,799	—	—

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 67

(1)
Amounts reported are based on the closing market price of our common stock on December 31, 2025.

(2)
Reflects Service RSUs granted in 2023, which vested on January 1, 2026.

(3)
Reflects Service RSUs granted in 2024, 50% of which vested on January 1, 2026 and 50% of which will vest on January 1, 2027.

(4)
Reflects Service RSUs granted in 2025, 33% of which vested on January 1, 2026, and 33% of which will vest on January 1, 2027 and 33% of which will vest on January 1, 2028.

(5)
Reflects RSUs that have been earned based on performance for the three-year performance period ended on December 31, 2023, which vested on January 1, 2026.

(6)
Reflects Outperformance RSUs that have been earned based on performance for the three-year performance period ended on December 31, 2023 and which vested on January 1, 2026.

(7)
Reflects RSUs that have been earned based on performance for the three-year performance period ended on December 31, 2024, 50% of which vested on January 1, 2026 and the remaining 50% of which will vest on January 1, 2027.

(8)
Reflects Outperformance RSUs that have been earned based on performance for the three-year performance period ended on December 31, 2024, 50% of which vested on January 1, 2026 and the remaining 50% of which will vest on January 1, 2027.

(9)
Reflects PRSUs that have been earned between target and above target levels with respect to the three-year performance period ended December 31, 2025, 50% of which vested on February 4, 2026, 25% of which will vest on January 1, 2027 and 25% of which will vest on January 1, 2028.

(10)
Reflects Outperformance RSUs that have been earned at threshold level with respect to the three-year performance period ended December 31, 2025, 50% of which vested on February 4, 2026, 25% of which will vest on January 1, 2027 and 25% of which will vest on January 1, 2028.

(11)
As results to date indicate performance at maximum level, reflects PRSUs at maximum level with respect to the performance period beginning on January 1, 2024 and ending on December 31, 2026. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation,” PRSUs will vest, if at all, based on the achievement of the performance criteria with respect to such performance period, and then, for units earned, 50% will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the three-year performance period after December 31, 2026, 25% will vest on January 1, 2028, and 25% will vest on January 1, 2029.

(12)
As results to date indicate performance below threshold level, reflects Outperformance RSUs at threshold level eligible to be granted in 2027 with respect to the performance period beginning on January 1, 2024 and ending on December 31, 2026. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation”, Outperformance RSUs may be earned and granted based on achievement of SP NOI and Nareit FFO per share growth during the performance period. To the extent granted, 50% of Outperformance RSUs will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the performance period after December 31, 2026, 25% will vest on January 1, 2028, and 25% will vest on January 1, 2029.

(13)
As results to date indicate performance at target level, reflects PRSUs at target level with respect to the performance period beginning on January 1, 2025 and ending on December 31, 2027. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation,” PRSUs will vest, if at all, based on the achievement of the performance criteria with respect to such performance period, and then, for units earned, 50% will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the three-year performance period after December 31, 2027, 25% will vest on January 1, 2029, and 25% will vest on January 1, 2030.

(14)
As results to date indicate performance below threshold levels, reflects Outperformance RSUs at threshold level eligible to be granted in 2028 with respect to the performance period beginning on January 1, 2025 and ending on December 31, 2027. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation”, Outperformance RSUs may be earned and granted based on achievement of SP NOI and Nareit FFO per share growth during the performance period. To the extent granted, 50% of Outperformance RSUs will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the performance period after December 31, 2027, 25% will vest on January 1, 2029, and 25% will vest on January 1, 2030.

(15)
Reflects Service RSUs granted in 2024, 50% of which vested on January 31, 2026 and 50% of which will vest on January 31, 2027.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 68

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2025
The following table provides information regarding the amounts received by our named executive officers upon the vesting of stock or similar instruments during our most recent fiscal year. We do not have any outstanding options.
Name	Number of Shares Acquired on Vesting (#)(1)	Value Received on Vesting ($)(1)(2)
James M. Taylor Jr.	320,382	8,741,835
Brian T. Finnegan	99,269	2,705,935
Mark T. Horgan	99,322	2,707,411
Steven F. Siegel	75,320	2,056,952
Steven T. Gallagher	17,760	484,452

(1)
Reflects the vesting of  (i) Service RSUs granted pursuant to the 2013 Omnibus Incentive Plan in 2022 (“RSU 1”), (ii) Service RSUs granted pursuant to the 2022 Omnibus Incentive Plan in 2023 (“RSU 2”), (iii) Service RSUs granted pursuant to the 2022 Omnibus Incentive Plan in 2024 (“RSU 3”), (iv) PRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2020 and ending on December 31, 2022 (“RSU 4”), (v) OPRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2020 and ending on December 31, 2022 (“RSU 5”), (vi) PRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2021 and ending on December 31, 2023 (“RSU 6”), (vii) OPRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2021 and ending on December 31, 2023 (“RSU 7”), (viii) PRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2022 and ending on December 31, 2024 (“RSU 8”), (ix) OPRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2022 and ending on December 31, 2024 (“RSU 9”) and (x) Service RSUs granted to Mr. Gallagher pursuant to the 2022 Omnibus Incentive Plan in 2025 (“RSU 10”), in each case, as further described below. The terms of the RSUs are described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation.”

(2)
Value received on vesting is based on the closing price of our common stock on the applicable vesting date.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 69

Name	Award	Number of Vested Shares of Brixmor Property Group Inc. Common Stock (#)	Vesting Date	Value Received on Vesting ($)
James M. Taylor Jr.	RSU 1	21,223	1/1/2025	590,848
	RSU 2	22,542	1/1/2025	627,569
	RSU 3	23,766	1/1/2025	661,645
	RSU 4	45,824	1/1/2025	1,275,740
	RSU 5	3,819	1/1/2025	106,321
	RSU 6	51,864	1/1/2025	1,443,894
	RSU 7 (FFO)	27,390	1/1/2025	777,571
	RSU 7 (SS)	27,930	1/1/2025	777,571
	RSU 8	63,652	2/5/2025	1,653,679
	RSU 9	31,832	2/5/2025	826,995
Brian T. Finnegan	RSU 1	6,898	1/1/2025	192,040
	RSU 2	7,326	1/1/2025	203,956
	RSU 3	10,398	1/1/2025	289,480
	RSU 4	15,274	1/1/2025	425,228
	RSU 5	1,273	1/1/2025	35,440
	RSU 6	13,033	1/1/2025	362,839
	RSU 7 (FFO)	7,020	1/31/2025	195,437
	RSU 7 (SS)	7,018	1/1/2025	195,381
	RSU 8	20,685	2/5/2025	537,396
	RSU 9	10,344	2/5/2025	268,737
Mark T. Horgan	RSU 1	6,898	1/1/2025	192,040
	RSU 2	7,326	1/1/2025	203,956
	RSU 3	7,723	1/1/2025	215,008
	RSU 4	16,038	1/1/2025	446,498
	RSU 5	1,336	1/1/2025	37,194
	RSU 6	13,948	1/1/2025	388,312
	RSU 7 (FFO)	7,512	1/1/2025	209,134
	RSU 7 (SS)	7,512	1/1/2025	209,134
	RSU 8	20,685	2/5/2025	537,396
	RSU 9	10,344	2/5/2025	268,737
Steven F. Siegel	RSU 1	4,776	1/1/2025	132,964
	RSU 2	5,072	1/1/2025	141,204
	RSU 3	5,347	1/1/2025	148,860
	RSU 4	13,366	1/1/2025	372,109
	RSU 5	1,114	1/1/2025	31,014
	RSU 6	11,633	1/1/2025	323,863
	RSU 7 (FFO)	6,266	1/1/2025	174,445
	RSU 7 (SS)	6,264	1/1/2025	174,390
	RSU 8	14,320	2/5/2025	372,034
	RSU 9	7,162	2/5/2025	186,069
Steven T. Gallagher	RSU 1	1,194	1/1/2025	33,241
	RSU 2	1,409	1/1/2025	39,227
	RSU 3	1,782	1/1/2025	49,611
	RSU 4	—	—	—
	RSU 5	—	—	—
	RSU 6	2,424	1/1/2025	67,484
	RSU 7 (FFO)	1,306	1/11/2025	36,359
	RSU 7 (SS)	1,306	1/1/2025	36,359
	RSU 8	3,579	2/5/2025	92,982
	RSU 9	1,790	2/5/2025	46,504
	RSU 10	2,970	1/1/2025	82,685

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 70

PENSION BENEFITS FOR FISCAL 2025
We have no pension benefits for our executive officers.
NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2025
We have no nonqualified defined contribution or other nonqualified compensation plans for our executive officers.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table describes the potential payments and benefits that would have been payable to our current named executive officers* under existing plans and contractual arrangements assuming (1) a termination of employment and/or (2) a change in control (“CIC”) occurred, in each case, on December 31, 2025, the last business day of the 2025 fiscal year. The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of the named executive officers. These include distributions of plan balances under our 401(k) savings plan and similar items.
*
As discussed above, Mr. Taylor resigned as the Company’s Chief Executive Officer, effective January 1, 2026. Under the terms of Mr. Taylor’s employment agreement, he received no cash compensation is connection with his termination other than as described in the Summary Compensation Table on page 58.

Name	Cash Incentive ($)(1)	Continuation of Health Benefits ($)(2)	Value of Accelerated Equity ($)(3)(4)	Total ($)
James M. Taylor Jr.
Qualifying Termination, no CIC(5)	10,008,750	47,207	19,382,644	29,438,601
Qualifying Termination, CIC(5)	10,008,750	47,207	23,717,249	33,773,206
CIC without Termination	—	—	23,717,249	23,717,249
Qualifying Retirement(6)	—	—	18,490,492	18,490,492
Death or Disability	2,100,000	—	19,382,644	21,482,644
Brian T. Finnegan
Qualifying Termination, no CIC(5)	3,778,000	32,199	7,125,742	10,935,941
Qualifying Termination, CIC(5)	3,778,000	32,199	9,102,824	12,913,023
CIC without Termination	—	—	9,102,824	9,102,824
Qualifying Retirement(6)	—	—	—	—
Death or Disability	650,000	—	7,125,742	6,475,860
Mark T. Horgan
Qualifying Termination, no CIC(5)	3,598,481	48,298	6,275,584	9,922,363
Qualifying Termination, CIC(5)	3,598,481	48,298	7,791,929	11,438,708
CIC without Termination	—	—	7,791,929	7,791,929
Qualifying Retirement(6)	—	—	—	—
Death or Disability	625,000	—	6,275,584	6,900,584
Steven F. Siegel
Qualifying Termination, no CIC(5)	2,863,214	25,665	4,359,005	7,247,884
Qualifying Termination, CIC(5)	2,863,214	25,665	5,334,249	8,223,128
CIC without Termination	—	—	5,334,249	5,334,249
Qualifying Retirement(6)	—	—	4,158,294	4,158,294
Death or Disability	550,000	—	4,359,005	4,909,005

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 71

Name	Cash Incentive ($)(1)	Continuation of Health Benefits ($)(2)	Value of Accelerated Equity ($)(3)(4)	Total ($)
Steven T. Gallagher
Qualifying Termination, no CIC(5)	2,343,545	32,199	1,747,081	4,122,825
Qualifying Termination, CIC(5)	2,343,545	32,199	2,341,262	4,717,006
CIC without Termination	—	—	2,341,262	2,341,262
Qualifying Retirement(6)	—	—	—	—
Death or Disability	525,000	—	1,747,081	2,272,081

(1)
Under their employment agreements, each of Messrs. Taylor, Finnegan, Horgan, Siegel and Gallagher is entitled to receive a cash severance amount that consists of an annual bonus in an amount equal to his target bonus, prorated based on the number of days during the fiscal year that such executive was employed prior to the termination date, plus in the case of a Qualifying Termination, an amount equal to the sum of  (x) 250% of base salary for Mr. Taylor or 200% of base salary for the other named executive officers, and (y) the sum of such executive’s annual bonuses payable (if any) in respect of the two fiscal years immediately prior to the termination date. The named executive officers receive no cash severance in the case of a change in control without termination.

(2)
Reflects the cost of providing the executive officer with a continuation of medical, dental, and vision insurance under COBRA for a period of twelve months (for Messrs. Finnegan, Siegel and Gallagher) or eighteen months (for Messrs. Taylor and Horgan) following the date of termination.

(3)
If a named executive officer were terminated as a result of a Qualifying Termination or a CIC, or in the event of the named executive officer’s death or Disability (as that term is defined in the Company’s 2022 Omnibus Incentive Plan), such individual would receive all of the Service RSUs, all previously measured but unvested PRSUs granted in 2021 and 2022 and all previously granted (earned) but unvested Outperformance RSUs with respect to grants made in 2021 and 2022. With respect to the PRSUs granted in 2023, 2024 and 2025, such named executive officer would be entitled to receive a number of PRSUs determined based on actual performance through the termination date prorated for the performance period through December 31, 2025 (but not prorated in the case of a CIC). With respect to the Outperformance RSUs granted in 2023, 2024 and 2025, such named executive officer would be eligible to be granted a portion of the Outperformance RSUs based on actual performance through the termination date prorated for the performance period through December 31, 2025 (but not prorated in the case of a CIC). The values set forth herein are based on the actual measurements for the grants made in 2023 and interim measurements of the PRSUs and OPRSUs granted in 2024 and 2025, in each case, through December 31, 2025 as disclosed in the Outstanding Equity Awards at 2025 Fiscal Year End table on pages 63 to 66. In addition to the amounts reported in the table above, the named executive officer would also be entitled to receive cash in the amount of any dividend equivalents payable through December 31, 2025 on any PRSUs (which amounts are not included herein).

(4)
In the event of a named executive officer’s retirement that is a Qualifying Retirement, such individual would receive (i) all of the Service RSUs granted in 2023, 2024 and 2025, (ii) all previously measured but unvested PRSUs granted in 2021 and 2022, (iii) a portion of the PRSUs granted in 2024 and 2025 based on actual performance through the retirement date, prorated for the performance period through December 31, 2025, (iv) all PRSUs with respect to the grant made in 2023, determined to be earned on their determination date, February 4, 2026, (v) all previously granted (earned) but unvested Outperformance RSUs with respect to grants made in 2021 and 2022 and (vi) all Outperformance RSUs with respect to the grant made in 2023, determined to be earned on their determination date, February 4, 2026. With respect to clauses (iii) and (iv) above, the values set forth herein are based on the actual measurements for the grants made in 2023 and interim measurements for the grants made in 2024 and 2025, in each case through December 31, 2025 as disclosed in the Outstanding Equity Awards at 2025 Fiscal Year End table on pages 63 to 66. All unearned Outperformance RSUs would be forfeited, except for the Outperformance RSUs with respect to the grant made in 2023 noted in clause (vi) above determined to be earned on their determination date, February 4, 2026. In addition to the amounts reported in the table above, the named executive officer would also be entitled to receive cash in the amount of any dividend equivalents payable through December 31, 2025 on any PRSUs (which amounts are not included herein).

(5)
“Qualifying Termination” means a termination of the individual’s employment (x) by the Company without “Cause” (as that term is defined in the Company’s 2022 Omnibus Incentive Plan), or (y) if the individual’s written employment agreement with the Company (or any affiliate) includes a definition of  “good reason” or “constructive termination,” by the individual for “good reason” or in the event of a “constructive termination” (as defined in such written employment agreement).

(6)
“Qualifying Retirement” means a termination of the individual’s employment without Cause, and without contemplated or actual acceptance of employment with another person, following the date on which (i) the sum of the following equals or exceeds 65 years: (A) the number of years of employment with the Company and any predecessor company, and (B) the individual’s age on the termination date, (ii) the individual has attained the age of 55 years old, and (iii) the number of years of the individual’s employment with the Company and any predecessor company is at least five. Amounts are included for persons that satisfy these conditions as of December 31, 2025.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 72

COMPENSATION OF DIRECTORS
Our non-employee directors were compensated for their services as directors in 2025, and received annual fees as follows:
•
$60,000 in cash, paid quarterly in arrears;

•
$120,000 of restricted stock (or $175,000 in the case of the Chair of the Board), which vests on the anniversary of the grant date;

•
$17,500 in cash fees for service on the Audit Committee (or $35,000 in cash for service as chair of the committee);

•
$12,500 in cash fees for service on the Nominating and Corporate Governance Committee (or $17,500 in cash for service as chair of the committee);

•
$12,500 in cash fees for service on the Compensation Committee (or $25,000 in cash for service as chair of the committee); and

•
$10,000 in cash fees for service on an ad hoc investment committee (or $15,000 in cash for service as chair of the committee).

The table below sets forth information regarding non-employee director compensation for the fiscal year ended December 31, 2025. Mr. Taylor, our former Chief Executive Officer, did not receive any compensation for his service as a director.
Name	Fees Earned or Paid in Cash ($)(a)	Equity Awards ($)(b)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Berman	90,000	120,000	—	—	—	—	210,000
Julie Bowerman	77,500	120,000	—	—	—	—	197,500
Sheryl M. Crosland	87,500	175,000	—	—	—	—	262,500
Thomas W. Dickson	82,500	120,000	—	—	—	—	202,500
Daniel B. Hurwitz	87,500	120,000	—	—	—	—	207,500
William D. Rahm	97,500	120,000	—	—	—	—	217,500
Sandra A.J. Lawrence	95,000	120,000	—	—	—	—	215,000
JP Suarez	77,500	120,000	—	—	—	—	197,500

(a)
Includes annual retainer and cash fees for committee service. Mr. Hurwitz (as chair), Ms. Crosland and Mr. Dickson are current members of the ad hoc investment committee of the Board, which considers for approval individual transactions with a value between $50,000,000 and $150,000,000 (or $200,000,000 for transactions that involve multiple assets in a related transaction).

(b)
Equity Awards represent the grant date fair value for the shares of restricted stock granted on April 23, 2025 calculated in accordance with FASB ASC Topic 718.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 73

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The current members of the Compensation Committee are Messrs. Dickson, Hurwitz, and Rahm. None of these directors was, during the fiscal year, an officer or employee of the Company. No executive officer of the Company served as a member of the Compensation Committee (or other Board Committee performing equivalent functions or, in the absence of any such Committee, the entire Board of Directors) or as a director of another entity, one of whose executive officers served on the Compensation Committee or as a director of the Company.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 74

>	PAY RATIO
Presented below is the ratio of annual total compensation of our Chief Executive Officer (“CEO”) to the annual total compensation of our median employee (excluding our CEO). The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.
In identifying our median employee in 2025, we calculated the annual total compensation of each employee for the twelve-month period that ended on December 31, 2025. Total compensation for these purposes included base salary, bonus, and equity awards, as applicable, and was calculated using internal payroll records. We selected the median employee based on the 462 full-time and 1 part-time who were employed as of December 31, 2025. We have no non-U.S. employees. The average tenure of our employees as of such date was 7.6 years.
The 2025 annual total compensation as determined under Item 402 of Regulation S-K for our CEO was $7,427,318. The 2025 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $133,716. The ratio of our CEO’s annual total compensation to our median employee’s total compensation for fiscal year 2025 is 56 to 1.
BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 75

>	PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE TABLES
The disclosure included in this section is prescribed by SEC rules. For a detailed discussion on the design of our executive compensation program, including how we align Company pay to Company performance, see “Compensation Discussion and Analysis” beginning on page 42. The Compensation Committee did not consider the pay versus performance data presented below in making its pay decisions for any of the years shown.
The following table sets forth information concerning the compensation of our Chief Executive Officer (“CEO”) and to our other named executive officers compared to Company performance for the years ended December 31, 2025, 2024, 2023, 2022 and 2021.
	Pay vs Performance Table
Year	Summary Compensation Table Total Pay for CEO(1)(2)	CAP to CEO(3)	Average Summary Compensation Table Total Pay for other NEOs(1)(2)	Average CAP to other NEOs(3)	Value of Initial Fixed $100 Investment Based on:		GAAP Net Income(5)	Nareit FFO Per Diluted Share
					TSR(4)	Peer Group TSR(4)
2025	$7,307,317	$11,124,163	$2,675,912	$3,699,775	$197.81	$182.01	$386,228	$2.25
2024	7,828,632	16,132,481	2,593,028	4,571,705	161.90	136.97	339,274	2.13
2023	7,971,534	6,290,205	2,793,088	2,342,056	129.33	117.03	305,087	2.04
2022	8,288,592	12,188,182	2,867,320	3,908,786	120.07	104.46	354,193	1.95
2021	8,359,959	20,628,728	2,481,650	6,116,075	128.91	119.43	270,187	1.75

(1)
For 2025, the CEO was James M. Taylor, Jr. and the other NEOs were Brian T. Finnegan, Mark T. Horgan, Steven F. Siegel and Steven T. Gallagher. For each 2021 to 2024, the CEO was James M. Taylor, Jr. and the other NEOs were Brian T. Finnegan, Mark T. Horgan, Steven F. Siegel and Angela M. Aman.

(2)
The values reflected in this column represent the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 59. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
Compensation actually paid (“CAP”) is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Stock Awards” column of the SCT for each year from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year; and (vi) adding the value of any dividends (or dividend equivalents) paid in the reporting year on unvested equity awards and the value of accrued dividends (or dividend equivalents) paid on performance awards that vested in the reporting year. The following tables reflect the adjustments made to SCT total compensation to compute CAP for our CEO and average CAP for our other NEOs.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 76

	Reconciliation of Summary Compensation Total vs Compensation Actually Paid (CEO)
	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards as of 12/31	Plus Annual Change in Value of Prior Year Awards that Remain Unvested	Plus Change in Value of Prior Year Awards that Vest During Year	Plus Dividends on Unvested Awards/ Accrued Dividends	Equals CAP
2025	$7,307,317	$3,741,326	$4,772,060	$2,180,561	$(168,449)	$774,000	$11,124,163
2024	7,828,632	4,213,899	6,126,190	5,739,793	(148,375)	800,140	16,132,481
2023	7,971,534	4,401,670	3,454,257	(1,597,500)	98,294	765,290	6,290,205
2022	8,288,592	4,724,860	4,827,817	3,123,784	(28,833)	701,683	12,188,182
2021	8,359,959	5,114,953	10,805,253	5,970,453	78,508	529,508	20,628,728
	Reconciliation of Summary Compensation Total vs Compensation Actually Paid (other NEOs)
	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards as of 12/31	Plus Annual Change in Value of Prior Year Awards that Remain Unvested	Plus Change in Value of Prior Year Awards that Vest During Year	Plus Dividends on Unvested Awards/ Accrued Dividends	Equals CAP
2025	$2,675,912	$1,192,542	$1,521,064	$553,532	$(39,212)	$181,021	$3,699,775
2024	2,593,028	1,169,296	1,689,270	1,306,463	(29,350)	181,590	4,571,705
2023	2,793,088	1,403,027	1,101,041	(423,096)	32,968	241,082	2,342,056
2022	2,867,320	1,506,022	1,538,830	803,999	(9,551)	214,211	3,908,786
2021	2,481,650	1,315,915	2,779,855	1,939,412	51,365	179,710	6,116,075

(4)
Reflects the cumulative TSR of the Company and the FTSE Nareit Equity Shopping Centers Index for the year ended December 31, 2021, the two-years ended December 31, 2022, the three years ended December 31, 2023, the four years ended December 31, 2024 and the five years ended December 31, 2025, assuming a $100 investment at the closing price on December 31, 2019 and the reinvestment of all dividends.

(5)
Amounts in thousands.

SEC CAP COMPARED TO REALIZED PAY
The SEC-defined CAP data set forth in the table above does not reflect amounts actually realized by our named executive officers. A significant portion of the CAP amounts shown relate to changes in the values of unearned and/or unvested awards over the course of the reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. Specifically, as described in detail in the “Compensation Discussion and Analysis” section above, our performance equity awards are subject to multi-year performance conditions tied to relative and absolute TSR and are further subject to time-based vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest.
The following table illustrates the significant difference between SEC-defined CAP and the pay actually realized by our named executive officers in a given year. Realized pay as set forth in this table is the aggregate value of cash compensation paid (computed consistently with

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 77

SCT Total Compensation and CAP), the value of dividends and dividend equivalents paid on unvested equity awards (computed consistently with CAP), and the fair value at vesting date of stock awards that fully vest in the reporting year.
	Realized Pay vs Compensation Actually Paid
	CEO SCT Total Compensation	CEO Realized Pay	CEO CAP	Average Other NEO SCT Total Compensation	Average Realized Pay for Other NEOs	Average CAP for Other NEOs
2025	$7,307,317	$13,081,826	$11,124,163	$2,675,912	$3,653,079	$3,699,775
2024	7,828,632	13,487,650	16,132,481	2,593,028	3,556,982	4,571,705
2023	7,971,534	10,928,222	6,290,205	2,793,088	3,709,937	2,342,056
2022	8,288,592	10,999,707	12,188,182	2,867,320	3,654,120	3,908,786
2021	8,359,959	7,297,358	20,628,728	2,481,650	2,521,634	6,116,075
RELATIONSHIP OF SEC CAP TO PERFORMANCE
The following graphs illustrate the relationship during 2021-2025 of the CAP to our CEO and the average CAP to our other NEOs (each as set forth in the table above), to (i) our cumulative TSR and the cumulative TSR of the constituent companies in the FTSE Nareit Equity Shopping Centers Index, (ii) our GAAP net income, and (iii) our Nareit FFO (in each case as set forth in the table above).

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 78

COMPARISION OF FIVE YEAR COMPENSATION ACTUALLY PAID AND GAAP NET INCOME
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
12/21
12/22
12/23
12/24
12/25
CEO CAP
Other NEOs CAP (Average)
GAAP Net Income (in thousands)

COMPARISION OF FIVE YEAR COMPENSATION ACTUALLY PAID AND GAAP NAREIT FFO PER SHARE
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$2.45
$2.25
$2.05
$1.85
$1.65
$1.45
$1.25
12/21
12/22
12/23
12/24
12/25
CEO CAP
Other NEOs CAP (Average)
Nareit FFO Per Share

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 79

FINANCIAL PERFORMANCE MEASURES
The most important financial performance measures used by the Company in setting pay-for-performance compensation for the most recently completed fiscal year are described in the table below. The manner in which these measures, together with certain non-financial performance measures, determine the amounts of incentive compensation paid to our named executive officers is described above in the section “—Company Performance Versus Metrics for Annual Bonus Program.”
Significant Financial Performance Measures
Nareit FFO Per Diluted Share
Same Property Net Operating Income Growth
Relative TSR (against the FTSE Nareit Equity Shopping Centers Index)

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 80

>	OWNERSHIP OF SECURITIES
The following table and accompanying footnotes set forth information regarding the beneficial ownership of outstanding Brixmor common stock as of February 13, 2026 by: (1) each of the named executive officers; (2) each of our directors; and (3) all of our directors and executive officers, as a group, and as of the most recent practicable date in the case of each person known to us to beneficially own more than 5% of the outstanding voting securities of Brixmor Property Group Inc.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise set forth below, the address of each beneficial owner is c/o Brixmor Property Group Inc., 100 Park Avenue, New York, New York 10017.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of All Shares of Common Stock(1)
Principal Stockholders
The Vanguard Group(2)	45,497,291	14.8%
Blackrock, Inc.(3)	36,913,850	12.0%
State Street Corporation(4)	15,201,587	5.0%

Directors, Director Nominees and Named Executive Officers:
Brian T. Finnegan	300,610	*
Michael Berman	35,726	*
Julie Bowerman	18,400	*
Sheryl M. Crosland(5)	57,174	*
Thomas W. Dickson	55,726	*
Daniel B. Hurwitz	42,533	*
Sandra A.J. Lawrence	22,929	*
William D. Rahm	60,726	*
JP Suarez	12,386	*
Steven T. Gallagher	65,512	*
Mark T. Horgan	401,834	*
Steven F. Siegel	338,737	*
James M. Taylor Jr.	1,368,261	*
Directors and Executive Officers as a Group (13 persons)	2,780,554	*
*Less than 1%.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 81

(1)
Based on 306,836,287 shares of our common stock outstanding as of February 13, 2026.

(2)
Based solely on a Schedule 13G filed with the SEC on February 13, 2024. The Vanguard Group has sole voting power with respect to 0 shares, shared voting power with respect to 355,743 shares, sole dispositive power with respect to 44,828,616 shares and shared dispositive power with respect to 668,675 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based solely on a Schedule 13G filed with the SEC on January 23, 2024. Blackrock, Inc. has sole voting power with respect to 34,214,086 shares and sole dispositive power with respect to 36,913,850 shares. Blackrock, Inc. has indicated that it filed the Schedule 13G on behalf of the following subsidiaries: BlackRock Life Limited; BlackRock International Limited; BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock (Netherlands) B.V.; BlackRock Fund Advisors; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Advisors (UK) Limited; and BlackRock Fund Managers Ltd. The address of Blackrock, Inc. is 50 Hudson Yards, New York, NY 10001.

(4)
Based solely on a Schedule 13G filed with the SEC on February 9, 2026. State Street Corporation does not have sole voting or sole dispositive power with respect any shares. State Street Corporation has indicated that it filed the Schedule 13G on behalf of the following subsidiaries: SSGA Funds Management, Inc.; State Street Global Advisors Europe Limited; State Street Global Advisors Limited; State Street Global Advisors Trust Company; State Street Global Advisors, Australia, Limited; State Street Global Advisors (Japan) Co., Ltd.; State Street Global Advisors Asia Limited; and State Street Global Advisors, Ltd. The address of State Street Corporation is State Street Financial Center, One Congress Street, Suite 1, Boston, MA, 02114.

(5)
Includes 4,090 shares held by husband.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 82

>	RELATED PERSON TRANSACTIONS
REVIEW, APPROVAL, OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS
Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements upon issuers having publicly held common stock that is listed on the NYSE. Under the policy, a “related person” (as defined as in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our General Counsel any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The General Counsel will then promptly communicate that information to the Audit Committee. No related person transaction will be executed without the approval or ratification of the Audit Committee. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.
In addition, the related person transaction policy provides that the Audit Committee, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider, among other things, whether such transaction would compromise the director or director nominee’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under our categorical independence standards included in our Corporate Governance Guidelines and the rules and regulations of the SEC, the NYSE and the Internal Revenue Code of 1986, as amended.
RELATED PERSON TRANSACTIONS
We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Maryland law and our charter against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.
Except as set forth above, since January 1, 2025, there have been no related person transactions with any director or executive officer of the Company or any other related person, as defined in Item 404 under Regulation S-K promulgated under the Securities Exchange Act of 1934 as amended, and none are proposed.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 83

>	EQUITY COMPENSATION TABLE
The following table sets forth information regarding outstanding shares reserved for future issuance under the Company’s equity compensation plans as of December 31, 2025.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders	1,840,694	—	5,976,358
Equity compensation plan not approved by security holders	—	—	—
Total	1,840,694	—	5,976,358

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 84

>	STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING
If any stockholder wishes to propose a matter for consideration at our 2027 Annual Meeting of Stockholders, the proposal must be mailed to our Secretary, Brixmor Property Group Inc., 100 Park Avenue, New York, New York 10017 in accordance with the SEC’s stockholder proposal rule (Rule 14a-8 of the Exchange Act) or the advance notice provisions of our Bylaws. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8 of the Exchange Act) for inclusion in our 2027 Annual Meeting proxy statement and form of proxy to be made available in 2027, the proposal must be received by our Corporate Secretary on or before November 11, 2026. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
Our bylaws currently provide that, for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Company, and, in the case of business other than nominations of persons for election to the Board, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the one hundred fiftieth (150th) day nor later than the close of business (EDT) on the one hundred twentieth (120th) day prior to the first anniversary of the date the company’s proxy statement is released to stockholders determined in accordance with Rule 14a-8 promulgated under the Exchange Act, for the preceding year’s annual meeting, or no earlier than October 12, 2026 or later than November 11, 2026; provided, however, that if the date of the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary date of the preceding year’s annual meeting, in order for the notice to be timely, such notice must be so delivered not earlier than the one hundred fiftieth (150th) day prior to the date of such annual meeting and not later than the close of business (EDT) on the later of the one hundred twentieth (120th) day prior to the date of such annual meeting, as originally convened, or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice. Notwithstanding the foregoing, if the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least one hundred thirty (130) days prior to the first anniversary of the date the company’s proxy statement is released to stockholders for the preceding year’s annual meeting, a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the secretary of the Company at the principal executive offices of the Company not later than 5:00 p.m. (EDT) on the tenth (10th) day following the day on which such public announcement is first made by the Company.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 85

>	PROXY ACCESS NOMINEES
Our bylaws provide that a stockholder, or a group of up to 20 stockholders, owning at least 3% of our outstanding common stock continuously for at least three years, may include in our proxy materials director nominees constituting up to the greater of 20% of the number of directors on the Board or two directors, provided that the stockholder(s) and the nominees satisfy the eligibility requirements in our bylaws. If you wish to nominate any person for election to our Board at the 2027 Annual Meeting under the proxy access provision of our Bylaws, your nomination notice must be submitted to the Corporate Secretary between the close of business on October 12, 2026, and the close of business on November 11, 2026, unless the date of the 2027 proxy statement is moved by more than 30 days before or after the anniversary of the date of this proxy statement, in which case the nomination must be received no earlier than the one hundred fiftieth (150th) day and no later than the one hundred twentieth (120th) day prior to the mailing of the notice for such meeting or the tenth (10th) day following the date we announce publicly the date for our 2027 proxy statement.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 86

>	HOUSEHOLDING OF PROXY MATERIALS
A stockholder’s notice must contain certain information specified by our bylaws about the stockholder, its affiliates and any proposed business or nominee for election as a director, including information about the economic interest of the stockholder, its affiliates and any proposed nominee in us.
SEC rules permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other nominee that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker, bank or other nominee. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting our Corporate Secretary at 100 Park Avenue, New York, New York 10017, (212) 869-3000.
>	OTHER BUSINESS
The Board does not know of any other matters that may be properly brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.
By Order of the Board of Directors,
Steven F. Siegel
Secretary
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (https://www.brixmor.com) and click on “Financial Information” under the “Investors” heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:
Secretary
Brixmor Property Group Inc.
100 Park Avenue
New York, New York 10017

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 87

>	GENERAL INFORMATION
Why am I being provided with these materials?
We have made these proxy materials available to you via the Internet or, upon your request, have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by the Board of Directors (the “Board”) of Brixmor Property Group Inc., a Maryland corporation (the “Company”), of proxies to be voted at our Annual Meeting of Stockholders to be held on April 22, 2026 (“Annual Meeting”), and at any postponements or adjournments of the Annual Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. You are invited to attend the Annual Meeting and vote your shares. The Annual Meeting will be a virtual meeting of stockholders, and will be held at 9:00 a.m. (EDT) via live webcast. For instructions on how to access the live webcast and attend the virtual Annual Meeting, see “How do I attend and vote shares at the virtual Annual Meeting?”
What am I voting on?
There are three proposals to be considered and voted on at the Annual Meeting:
•
Proposal No. 1:   Election of nine directors to serve until our next annual meeting and until their successors are duly elected and qualify.

•
Proposal No. 2:   Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.

•
Proposal No. 3:   Approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement.

•
Proposal No. 4:   Determination, on a non-binding advisory basis, of the frequency of future non-binding advisory votes to approve the compensation paid to our named executive officers.

Who is entitled to vote?
Stockholders as of the close of business on February 13, 2026 (the “Record Date”), may vote at the Annual Meeting, or any postponement or adjournment thereof. As of that date, there were 306,836,287 shares of common stock outstanding. You have one vote for each share of common stock held by you as of the Record Date, including shares:
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Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”);

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Held for you in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct the broker, bank or other nominee how to vote their shares; and

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Held for you by us as restricted shares (whether vested or non-vested) under any of our stock incentive plans.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 88

Why are you holding a virtual Annual Meeting?
To encourage higher levels of stockholder participation while also helping us reduce the financial and environmental costs associated with the Annual Meeting, this year’s Annual Meeting will be held in a virtual meeting format only.
Stockholders at the virtual-only meeting will have the same rights as at an in-person meeting, including the rights to vote and ask questions at the virtual meeting. We believe that hosting a virtual meeting provides expanded access, improved communication and cost savings for our stockholders and the Company. You may vote during the meeting by following the instructions that will be available on the virtual meeting website during the meeting. In addition, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management. Just like we did at last year’s virtual meeting and during our prior in-person meetings, during the live Q&A session of the Annual Meeting, we will answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. In the event any pertinent questions cannot be answered during the meeting due to time constraints, such questions and management’s answers will be made publicly available on our investor relations website (along with a replay of the Annual Meeting) promptly after the virtual Annual Meeting.
If you wish to submit a question, you may do so in a few ways. If you want to submit a question before the meeting, then after properly registering as set forth below you will be able to submit a question via the virtual meeting platform. Alternatively, if you want to submit your question or make a comment during the meeting, log into the virtual meeting platform using your unique join link described below and type your question into the “Questions/Comments” section on your screen. Off-topic, personal or other inappropriate questions will not be answered.
How do I attend and vote shares at the virtual Annual Meeting?
The Annual Meeting will convene at 9:00 a.m. (EDT) on April 22, 2026. You will be able to attend the virtual Annual Meeting by first registering at https://web.viewproxy.com/brixmor/2026 Please be aware that in order to attend the virtual Annual Meeting, you must register no later than 11:59 p.m. (EDT) on April 20, 2026. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting.
If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or proxy card.
If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2026 annual meeting and ask questions (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 89

The virtual meeting is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet or WiFi connection wherever they intend to participate in the virtual Annual Meeting. Participants should also give themselves plenty of time to dial-in to the virtual meeting or log in and ensure that they can hear audio prior to the start of the virtual Annual Meeting.
There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 8:45 a.m. (EDT) on April 22, 2026, the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email virtualmeeting@viewproxy.com or call 866-612-8937.
Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Annual Meeting. We will provide a physical location to view the webcast if requested by a stockholder in writing by contacting the Secretary at Brixmor Property Group Inc., 100 Park Avenue, New York, New York 10017. Please note that no members of management or the Board will be in attendance at the physical location.
A replay of the meeting, as well as any questions pertinent to meeting matters and management’s answers (including any questions that could not be answered during the meeting due to time constraints), will be made publicly available on our investor relations website promptly after the virtual Annual Meeting.
What constitutes a quorum?
The presence in person via attendance at the virtual Annual Meeting or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter will constitute a quorum to transact business at the Annual Meeting. Stockholders who properly authorize a proxy but who instruct their proxy holder to abstain from voting on one or more matters are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes,” described below, also are counted as present and entitled to vote for purposes of determining a quorum. However, as described below under “How are votes counted?,” if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee, your shares will not be voted on any proposal on which your broker, bank or other nominee does not have discretionary authority to vote (a “broker non-vote”).
What is a “broker non-vote”?
A broker non-vote occurs when shares held by a broker, bank or other nominee are not voted with respect to a proposal because (1) the broker, bank or other nominee has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker, bank or other nominee lacks the authority to vote the shares at his or her discretion. Under current NYSE interpretations that govern broker non-votes, Proposal Nos. 1, 3 and 4 are considered non-discretionary matters and a broker, bank or other nominee will lack the authority to vote shares at his or her discretion on such proposals. Proposal No. 2

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 90

is considered a discretionary matter and a broker, bank or other nominee will be permitted to exercise his or her discretion.
How many votes are required to approve each proposal?
The affirmative vote of a majority of the votes cast will be required to approve each of the proposals. If no option in the advisory vote on the frequency of stockholder votes on executive compensation (Proposal No. 4) receives a majority of votes cast, the option that receives the most votes will be considered the stockholders’ preferred frequency. While the vote on executive compensation (Proposal No. 3) and vote on the frequency of stockholder votes on executive compensation (Proposal No. 4) are advisory in nature and non-binding, the Board will review the voting results and expects to take them into consideration when making future decisions regarding executive compensation.
How are votes counted?
You may instruct your proxy to vote “FOR” or “AGAINST” or to “ABSTAIN” with respect to the election of directors (Proposal No. 1), ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026 (Proposal No. 2) and the advisory vote on the compensation paid to our named executive officers (Proposal No. 3). With respect to the advisory vote on the frequency of stockholder votes on executive compensation (Proposal No. 4), you may instruct your proxy to vote every “ONE YEAR,” “TWO YEARS” or “THREE YEARS” or to “ABSTAIN.” Abstentions and broker non-votes will have no effect on the outcome of the proposals.
If you properly authorize a proxy (whether by internet, telephone or mail) without specifying voting instructions on any matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board’s recommendation on that matter and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be brought before the Annual Meeting. The Board has recommended a vote “FOR” each director nominee listed herein and “FOR” Proposal Nos. 2 and 3 and “ONE YEAR” with respect to Proposal No. 4.
Who will count the vote?
Representatives of Alliance Advisors will tabulate the votes, and representatives of Alliance Advisors will serve as inspectors of election.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares:
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“FOR” each of the nominees for election as directors set forth in this proxy statement.

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“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.

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“FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement.

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For every “ONE YEAR,” on a non-binding, advisory basis, with respect to how frequently a non-binding stockholder vote to approve the compensation paid to our named executive officers should occur.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 91

How do I authorize a proxy to vote my shares without attending the Annual Meeting?
If you are a stockholder of record, you may authorize a proxy to vote on your behalf at the Annual Meeting. Specifically, you may authorize a proxy:
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By Internet—If you have Internet access, you may authorize your proxy by going to https://www.aalvote.com/BRX and by following the instructions on how to complete an electronic proxy card. You will need the control number included on your Notice of Internet Availability or proxy card in order to vote online.

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By Telephone—If you have access to a touch-tone telephone, you may authorize your proxy by dialing 1-866-804-9616 and by following the recorded instructions. You will need the control number included on your Notice of Internet Availability or proxy card in order to vote by telephone.

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By Mail—If you have requested or received a paper copy of the proxy materials by mail, you may authorize your proxy by mail by completing, signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the card in the envelope that has been provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.
Internet and telephone voting facilities will close at 11:59 p.m. (EDT) on April 21, 2026 for the voting of shares held by stockholders of record or held in street name.
Mailed proxy cards with respect to shares held of record or in street name must be received no later than April 21, 2026.
What does it mean if I receive more than one Notice on or about the same time?
It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you authorize a proxy by Internet or telephone, vote once for each Notice you receive.
May I change my vote or revoke my proxy?
Yes. Whether you have authorized a proxy by Internet, telephone or mail, if you are a stockholder of record, you may change your voting instructions or revoke your proxy by:
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Sending a written statement to that effect to our Corporate Secretary, provided such statement is received no later than April 21, 2026;

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Authorizing a proxy again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (EDT) on April 21, 2026;

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Submitting a properly signed proxy card with a later date that is received no later than April 21, 2026; or

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 92

•
Attending the virtual Annual Meeting, revoking your proxy and voting during the live webcast.

If you hold shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your proxy during the live webcast of the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Could other matters be decided at the Annual Meeting?
At the date this proxy statement went to press, we did not know of any matters that may be properly presented at the Annual Meeting other than those referred to in this proxy statement.
If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

BRIXMOR PROPERTY GROUP | 2026 PROXY STATEMENT | PAGE 93

BRIXMOR®

Property Group

100 Park Avenue, New York, NY 10017 | 800.468.7526 | Brixmor.com

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t t Brixmor Property Group Inc. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com/BRX Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. As a stockholder of Brixmor Property Group Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 P.M. (EDT), on April 21, 2026. BRIXMOR PROPERTY GROUP INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BRIXMOR PROPERTY GROUP INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, APRIL 22, 2026 AT 9:00 A.M. (EDT) The undersigned hereby appoints Steven F. Siegel and Patrick Bennison as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of common stock of Brixmor Property Group Inc. held of record by the undersigned at the close of business on February 13, 2026 (the “Record Date”), at the 2026 Annual Meeting of Stockholders to be held on Wednesday, April 22, 2026 at 9:00 A.M. (EDT) (the “Annual Meeting”) and at any adjournment or postponement thereof, and further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Annual Meeting (including any motion to amend the resolutions proposed at the Annual Meeting and any motions to adjourn such meeting) and at any adjournment or postponement thereof. The Annual Meeting will be held virtually via the Internet. In order to attend the Annual Meeting, you must register at https://web.viewproxy.com/brixmor/2026 by 11:59 p.m. (EDT) on April 20, 2026. If you have properly registered, you will receive a registration confirmation with a link to attend the virtual Annual Meeting. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the General Information Section under “How do I attend and vote shares at the virtual Annual Meeting?” This proxy card, when properly executed and delivered, will be voted in the manner directed on the reverse side. If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting. Please mark, date, sign, and mail your proxy promptly in the envelope provided. IMPORTANT: SIGNATURE REQUIRED BELOW. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. Address change: If you note any Address Changes below, please mark box: o Address change/comments: CONTROL NUMBER

2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026. FORoAGAINSToABSTAIN o 3. To approve, on a non-binding advisory basis, the compensation paid to our named executive officers. FORoAGAINSToABSTAIN o 4. To determine, on a non-binding advisory basis, the frequency of future non-binding advisory votes to approve the compensation paid to our named executive officers. EVERY ONE YEAR oEVERY TWO YEARS o EVERY THREE YEARS oABSTAIN o NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title as such. Please mark your votes like this 1. ELECTIONS OF DIRECTORS: FOR AGAINST ABSTAIN (01) Brian T. Finnegan o o o (02) Sheryl M. Crosland o o o (03) Michael Berman o o o (04) Julie Bowerman o o o (05) Thomas W. Dickson o o o (06) Daniel B. Hurwitz o o o (07) Sandra A.J. Lawrence o o o (08) William D. Rahm o o o (09) JP Suarez o o o THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3, AND FOR “EVERY ONE YEAR” IN PROPOSAL 4. Important Notice for Brixmor Property Group Inc. Stockholders 2026 Annual Meeting of Stockholders Wednesday, April 22, 2026 9:00 a.m. Eastern Daylight Time Important Notice Regarding the Availability of Proxy Materials: The Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025 and our 2025 Annual Report to Stockholders are available at: https://web.viewproxy.com/brixmor/2026 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.